UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

WAYFAIR INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

wayfair®

2026 Proxy Statement & Notice of Annual Meeting of Stockholders

APHROCHIC
Ellsworth Kelly
ICE CREAM

WAYFAIR INC.
4 COPLEY PLACE, BOSTON, MA 02116
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2026
To our Stockholders:
We are pleased to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), of Wayfair Inc., a Delaware corporation, which will be held on Thursday, May 21, 2026 at 10:30 a.m. Eastern Time. The Annual Meeting will be a virtual stockholder meeting, conducted via live audio webcast, through which you can submit questions and vote online. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/wayfair2026 and entering your 16-digit control number (included on the Notice Regarding the Availability of Proxy Materials mailed to you).

As more fully described in the accompanying proxy statement, the purpose of the Annual Meeting will be:
1.to elect the nine (9) nominees identified in the accompanying proxy statement to serve as directors for a one-year term (Proposal No. 1);
2.to ratify the selection by the audit committee of our board of directors (the “Board”) of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of Wayfair for its fiscal year ending December 31, 2026 (Proposal No. 2);
3.to hold an advisory vote to approve our executive compensation (Proposal No. 3);
4.to approve Amendment No. 1 to the Wayfair Inc. 2023 Incentive Award Plan (Proposal No. 4); and
5.to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Our Board has fixed the close of business on March 23, 2026 as the record date (the “Record Date”) for the Annual Meeting. Only stockholders who owned our Class A common stock or Class B common stock at the close of business on the Record Date can vote at the Annual Meeting or any adjournments or postponements that take place.
Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to Be Held on Thursday, May 21, 2026. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how stockholders can access our proxy statement for our annual meeting and our annual report over the Internet. The Notice provides instructions on how to vote and how to receive a copy of our proxy materials and annual report by mail or e-mail. The Notice, our proxy statement and our annual report to stockholders can be accessed directly at the following Internet address: www.virtualshareholdermeeting.com/wayfair2026, using the control number located on the Notice or, if you requested to receive a printed copy of the proxy materials, your accompanying proxy card.
Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read our proxy materials and submit your proxy or voting instructions as soon as possible over the Internet, by telephone or mobile device.

By Order of the Board of Directors,

Boston, Massachusetts	Enrique Colbert
March 31, 2026	General Counsel and Secretary

i

DELINQUENT SECTION 16(a) REPORTS	61
ADDITIONAL INFORMATION	62
EXHIBIT A - AMENDMENT NO. 1 TO WAYFAIR INC. 2023 INCENTIVE AWARD PLAN	63
ii

Cautionary Note Regarding Forward-Looking Statements
Certain of the statements contained in this proxy statement are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this proxy statement are forward-looking statements and are usually identified by the use of words such as “may,” “will,” “should,” “would,” “aim,” “expects,” “plans,” “anticipates,” “continues,” “could,” “intends,” “goals,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these terms or other similar expressions. Without limiting the generality of the foregoing, forward-looking statements contained in this proxy statement include expectations of future stock price performance as it relates to our compensation programs and awards, expectations regarding our future compensation programs and our ability to realize the retention and incentivization components of such programs, our ability to successfully implement and execute our corporate responsibility goals, and whether we are able to achieve the anticipated results of such initiatives and goals.
Forward-looking statements are based on current expectations of future events. We cannot guarantee that any forward-looking statement will be accurate, although we believe that we have been reasonable in our expectations and assumptions. Investors should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could vary materially from Wayfair’s forward-looking statements, including our expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. Factors that could cause or contribute to differences in our future results include, without limitation, the following: (i) adverse macroeconomic conditions, including: economic instability; changes in laws and regulations and other governmental actions or policies, including those related to taxes and new or increased tariffs, and the uncertainty surrounding potential changes in such laws and regulations or other potential governmental actions or policies; export controls; sustained higher interest rates and inflation; slower growth or the potential for recession; disruptions in the global supply chain and other conditions affecting the retail environment for products we sell; and other matters that influence consumer spending and preferences, as well as our ability to plan for and respond to the impact of these conditions; (ii) risks relating to our liability and dilution management exercises; (iii) challenges regarding hiring, retaining and incentivizing our workforce; (iv) our ability to manage the impact of our restructurings and workforce reductions; (v) our ability to acquire and retain customers in a cost-effective manner; (vi) our ability to increase our net revenue per active customer; (vii) our ability to curate, market, grow and maintain strong brands; (viii) our ability to manage our growth initiatives; (ix) our ability to expand our business and compete successfully; (x) disruptions, capacity constraints or inefficiencies in our information systems network, or any potential cybersecurity incident; (xi) geopolitical events, natural disasters, public health emergencies, civil disturbances and terrorist attacks; and (xii) developments in, and the outcome of, legal and regulatory proceedings and investigations to which we are a party or are subject, and the liabilities, obligations and expenses, if any, that we may incur in connection therewith.
A further list and description of risks, uncertainties and other factors that could cause or contribute to differences in our future results include the cautionary statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”) and in our other filings with the Securities and Exchange Commission (“SEC”). We qualify all of our forward-looking statements by these cautionary statements.
Any forward-looking statement contained herein speaks only as of the date of this proxy statement, and except as required by law, Wayfair does not intend to correct, update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Websites and Other Information
Website addresses referenced in this proxy statement, including Wayfair.com, aboutwayfair.com and our other affiliated sites are inactive textual references only, and the content on the referenced websites specifically does not constitute a part of this proxy statement and is not incorporated by reference herein.
Unless the context otherwise requires, references to “Wayfair,” “the company,” “we,” “us,” and “our” refer to Wayfair Inc.

iii

WAYFAIR INC.
PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
to be held on Thursday, May 21, 2026 at 10:30 a.m. Eastern Time

The information provided in the “question and answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
Why am I receiving these materials?
We are providing this proxy statement and form of proxy to you on the Internet or, upon your request, by mail, in connection with the solicitation of proxies by our Board for use at our Annual Meeting to be held virtually on Thursday, May 21, 2026 at 10:30 a.m. Eastern Time and at any adjournments or postponement of the Annual Meeting.
As a stockholder, you are invited to virtually attend the Annual Meeting. The Board is soliciting your proxy in order to provide you with an opportunity to vote on all matters to be presented at the Annual Meeting, whether or not you attend virtually.
How can I access the proxy materials over the Internet?
We are providing access to our proxy materials over the Internet. Accordingly, on or about March 31, 2026, we first mailed or otherwise made available to our record and beneficial stockholders as of the close of business on March 23, 2026 (the “Record Date”) a Notice of Internet Availability of Proxy Materials (the “Notice”), which contains instructions on how to access our proxy materials over the Internet and vote online. If you received a Notice, you will not receive a printed copy of our proxy materials by mail unless you request one.
An electronic copy of the proxy statement and our 2025 Annual Report are available at www.proxyvote.com.
How can I request a paper or email copy of the proxy materials?
If you want to receive a paper or e-mail copy of the proxy materials for the Annual Meeting, you should follow the instructions for requesting these materials that are included in the Notice. There is no charge for requesting a copy.
Please make the request on or before May 7, 2026 to facilitate timely delivery.
How can I attend the Annual Meeting?
We will be hosting the Annual Meeting via live audio webcast on the Internet. You will not be able to attend the meeting in person. Any stockholder can listen to the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/wayfair2026. The webcast will start at 10:30 a.m. Eastern Time on May 21, 2026. Stockholders may vote and submit questions while connected to the Annual Meeting on the Internet. In order to do so, you will need the 16-digit control number included on the Notice mailed to you.
We encourage you to log in to the website and access the webcast approximately 15 minutes before the Annual Meeting start time. If you encounter difficulties accessing the Annual Meeting, please call the technical support number that will be posted on the registration page for the Annual Meeting website.

1

Who can vote at the Annual Meeting?
Only holders of record of our Class A common stock and Class B common stock on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on March 23, 2026, we had 108,777,315 shares of Class A common stock and 21,978,209 shares of Class B common stock outstanding and entitled to vote. Holders of our Class A common stock are entitled to one vote for each share held as of the Record Date on each proposal. Holders of our Class B common stock are entitled to ten votes for each share held as of the Record Date on each proposal. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters described in this proxy statement.
What am I being asked to vote on?
You are being asked to vote on four (4) proposals:
•Proposal No. 1—the election of nine (9) directors to hold office until our 2027 Annual Meeting of Stockholders;
•Proposal No. 2—the ratification of the selection by the audit committee of our Board of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
•Proposal No. 3—an advisory vote to approve our executive compensation; and
•Proposal No. 4—the approval of Amendment No. 1 to the Wayfair Inc. 2023 Incentive Award Plan.
In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.
How do I vote?
Stockholders of Record (Shares Registered in Your Name)
If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Fidelity Stock Transfer℠ (FST), then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods below to ensure your vote is counted. To vote by any of these methods, read this proxy statement, have your Notice, proxy card, or voting instruction form in hand, and follow the instructions below for your preferred method of voting.

By internet	By phone	By mail	By scanning
Before the Annual Meeting - go to www.proxyvote.com During the Annual Meeting - go to www.virtualshareholdermeeting.com/wayfair2026	From the United States, U.S. territories and Canada: call 1-800-690-6903. The deadline to vote by phone is 11:59 p.m. Eastern Time on May 20, 2026.	If you received a paper copy of the proxy materials by mail, mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.	Scan the QR code using your mobile device to vote via the ProxyVote app.

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Beneficial Owner (Shares Registered in the Name of Broker, Bank or Other Nominee)
If, on the Record Date, your shares were held in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice or these proxy materials are being forwarded to you by that organization. If you hold your shares in “street name,” you may view our proxy materials at www.proxyvote.com and may vote by completing and signing the voting instruction form that the broker, bank or other nominee will provide to you, or by using telephone or Internet voting arrangements described on the voting instruction form or other materials that the broker, bank or other nominee will provide to you.
What does it mean if I receive more than one proxy card or voting instruction form?
It means that you have multiple accounts with our transfer agent and/or brokers, banks or other nominees. Please vote all of your shares. We recommend that you consolidate as many accounts as possible under the same name and address. For assistance consolidating accounts where you are the stockholder of record, you may contact our transfer agent, Fidelity, at (833) 500-1036.
Who counts the votes?
Broadridge Investor Communication Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed proxy card is returned directly to Broadridge for tabulation.
Will my shares be voted if I do not provide my proxy?
If you are a registered stockholder and do not provide a proxy, in order to vote your shares, you must do so over the Internet or by telephone or mail prior to the meeting or by virtually attending the Annual Meeting and voting online during the meeting.
If you are a beneficial owner of shares and do not provide the broker, bank or other nominee holding such shares with specific voting instructions, under the rules of the New York Stock Exchange (the “NYSE”), your broker, bank or other nominee may generally vote on “routine” matters, but cannot vote on “non-routine” matters. Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine.” The ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 2) is considered routine under NYSE rules. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2. The election of directors (Proposal No. 1), the advisory vote to approve our executive compensation (Proposal No. 3) and the approval of Amendment No. 1 to the Wayfair Inc. 2023 Incentive Award Plan (Proposal No. 4) are considered non-routine under NYSE rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1, Proposal No. 3 or Proposal No. 4.
If your broker, bank or other nominee does not receive your instructions on how to vote your shares on Proposal No. 1, Proposal No. 3 and Proposal No. 4, the broker, bank or other nominee will inform Wayfair it does not have the beneficial owner’s authority to vote on such proposals. In such an event, the broker, bank or other nominee can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum, but will not be able to vote on such proposals.
Accordingly, if you own shares through a broker, bank or other nominee, please be sure to instruct your nominee how to vote to ensure that your vote is counted on Proposal No. 1, Proposal No. 3 and Proposal No. 4.
How many votes are needed to approve each proposal and how are the votes counted?
Wayfair is incorporated in the State of Delaware and our shares are listed on the NYSE. As a result, the Delaware General Corporation Law and the NYSE listing standards govern the voting standards applicable to actions taken by our stockholders.
Please see the below chart for a summary of the required votes, as well as the impacts of abstentions and broker non-votes, for the proposals set forth on the proxy card:

3

Proposal		Board voting recommendation	Voting approval standard	Effect of abstention	Effect of Broker non-votes
No. 1	Election of Directors	☑ FOR	Plurality of the votes cast(1)	No effect. Only votes “For” will affect the outcome of this proposal	No effect
No. 2	Ratification of Selection of Independent Registered Public Accounting Firm for Fiscal 2026	☑ FOR	Majority of the votes cast(2)	No effect. Only votes “For” or “Against” will affect the outcome of this proposal	No effect(3)
No. 3	Advisory vote to approve our executive compensation	☑ FOR	Majority of the votes cast(2)(4)	No effect. Only votes “For” or “Against” will affect the outcome of this proposal	No effect
No. 4	Approval of Amendment No. 1 to the Wayfair Inc. 2023 Incentive Award Plan	☑ FOR	Majority of the votes cast(2)	No effect. Only votes “For” or “Against” will affect the outcome of this proposal	No effect
(1) Under our bylaws, the nine (9) nominees who receive the most “FOR” votes will be elected to the Board. You may vote “FOR” or “ABSTAIN” on each of the nominees.
(2) Under our bylaws, in order for the proposal to be approved, holders of a majority of the votes properly cast at the Annual Meeting must vote “FOR” the proposal.
(3) Proposal No. 2 is considered a routine item, so brokers will have the discretion to vote uninstructed shares on behalf of beneficial owners. Therefore, broker non-votes are not expected to exist for this proposal, although a broker may otherwise fail to submit a vote. Failures by brokers to vote will not affect the results of the vote on this proposal.
(4) As an advisory vote, this proposal is not binding. However, our Board and compensation committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.
How many votes do I have?
On each matter to be voted upon, you have one (1) vote for each share of Class A common stock you own as of the Record Date and ten (10) votes for each share of Class B common stock you own as of the Record Date.
What if I return a proxy card but do not make specific choices?
If we receive a proxy instruction from you over the Internet, by telephone or mobile device, or by mail that does not specify how your shares are to be voted, your shares will be voted “FOR” the election of each of the nine (9) nominees for director, “FOR” the ratification of the appointment of PwC as our independent registered public accounting firm, “FOR” the approval, on an advisory basis, of our executive compensation, and “FOR” the approval of Amendment No. 1 to the Wayfair Inc. 2023 Incentive Award Plan. If any other matter is properly presented at the Annual Meeting, your designated proxy, if any, will vote your shares using their best judgment.

4

Can I submit a question?
Yes. Stockholders who attend the Annual Meeting and log in as a stockholder using their 16-digit control number (as described above) will have an opportunity to submit questions in writing during the meeting. Stockholder questions or comments are welcome, but we will only answer questions pertinent to matters discussed at the Annual Meeting, subject to time constraints. We will not address questions that do not conform with the Annual Meeting Rules of Conduct. Substantially similar questions may be grouped together. We will limit each stockholder to one (1) question to allow us to answer questions from as many stockholders as possible. The Rules of Conduct may be found by accessing the meeting website at www.virtualshareholdermeeting.com/wayfair2026.

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Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors, officers, and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. Brokers, banks, or other nominees will be requested to forward proxy soliciting materials to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.
May I change my vote or revoke my proxy after submitting my proxy?
Yes. You may change your vote or revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may change your vote or revoke your proxy before the polls are closed at the Annual Meeting in any one of three ways:
•You may submit another properly completed proxy card or vote over the Internet, by telephone or mobile device, or by mail on a date later than the prior proxy.
•You may send a written notice that you are revoking your proxy to us at Wayfair Inc., 4 Copley Place, Boston, MA 02116, Attention: Secretary.
•You may attend the Annual Meeting via the Internet and vote online during the meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, or other nominee, your ability to change your vote or revoke your proxy depends on the voting procedures of such broker, bank, or other nominee. Please follow the instructions provided by them.
When are stockholder proposals for inclusion in our proxy statement due for the 2027 Annual Meeting of Stockholders?
If you are interested in submitting a proposal for potential inclusion in the proxy statement for our 2027 Annual Meeting of Stockholders, you must follow the procedures outlined in Rule 14a-8 of the Exchange Act. To be eligible for inclusion in the proxy statement, we must receive your stockholder proposal at the address noted below no later than 5:30 p.m., Eastern Time, on December 1, 2026. However, if the 2027 Annual Meeting of Stockholders is held before April 21, 2027 or after June 20, 2027, then we must receive your stockholder proposal at the address noted below by a reasonable time before we begin to print and mail our proxy materials for the 2027 Annual Meeting of Stockholders. Failure to deliver a proposal by these means may result in it not being deemed timely received.
Any proposals submitted pursuant to Rule 14a-8 under the Exchange Act should be sent to us at Wayfair Inc., 4 Copley Place, Boston, MA 02116, Attention: Secretary.
When are other stockholder proposals and nominations for directors by our stockholders due for the 2027 Annual Meeting of Stockholders?
If you wish to (i) present a proposal, but do not wish to have the proposal considered for inclusion in our proxy materials pursuant to Rule 14a-8, or (ii) nominate a person for election as a director at the 2027 Annual Meeting of Stockholders, you must give advance written notice at the address noted below in accordance with the provisions set forth in Sections 2.4 and 2.5 of our bylaws, respectively.
We must receive this required notice by February 20, 2027, but no sooner than January 21, 2027. However, if our 2027 Annual Meeting of Stockholders is held before April 21, 2027 or after July 20, 2027, then we must receive the required notice of a proposal or proposed director candidate no earlier than the 120th day prior to the 2027 Annual Meeting and no later than the close of business on the 10th day following the date on which public disclosure was made of the date of the 2027 Annual Meeting of Stockholders. Such notice must include the information set forth in our bylaws and comply with the procedures in our bylaws. In addition to complying with the foregoing requirements, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must comply with the additional requirements of Exchange Act Rule 14a-19. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
Any proposals submitted outside of Rule 14a-8 under the Exchange Act should be sent to us at Wayfair Inc., 4 Copley Place, Boston, MA 02116, Attention: Secretary.

6

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid annual meeting of stockholders. On the Record Date, there were 108,777,315 shares of Class A common stock and 21,978,209 shares of Class B common stock outstanding and entitled to vote. A quorum will be present if stockholders holding a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) issued and outstanding and entitled to vote are present at the Annual Meeting or represented by proxy.
Your shares will be counted towards the quorum only if you submit a valid proxy or vote at the Annual Meeting via the Internet. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairperson of the Annual Meeting or a majority in voting power of the shares entitled to vote at the Annual Meeting and present or represented by proxy, may adjourn the Annual Meeting to another time or place.
How can I find out the voting results of the Annual Meeting?
We will announce the voting results of the Annual Meeting by filing a Current Report on Form 8-K with the SEC within four (4) business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four (4) business days of the day the final results are available.

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PROPOSAL NO. 1 ELECTION OF DIRECTORS
Our Board is currently composed of nine (9) members. The individuals below have been nominated to serve as directors and have each agreed to stand for re-election. Proxies cannot be voted for a greater number of persons than the number of nominees named. Each director elected will hold office from the date of their election by the stockholders until the subsequent annual meeting of stockholders or until their successor is elected and has been qualified, or until such director’s earlier death, resignation or removal.
In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.
The following table sets forth our current directors, all of whom are currently standing for re-election, and for each, their age, the year in which they first became a director and positions with us as of the Record Date:

Name	Age	Director Since	Position(s)
Niraj Shah	52	2002	Co-Founder, Chief Executive Officer and President, Director (Co-Chairman)
Steven Conine	53	2002	Co-Founder, Director (Co-Chairman)
Diana Frost	43	2025	Director
Andrea Jung	67	2018	Director
Jeremy King	57	2021	Director
Michael Kumin	53	2011	Lead Independent Director
Harry A. Lawton III	52	2025	Director
Jeffrey Naylor	67	2018	Director
Michael E. Sneed	66	2020	Director
Set forth below is biographical information for each nominee. Each nominee has extensive experience, education, attributes and skills that qualify him or her to serve as an effective Board member.

BOARD RECOMMENDATION
☑	THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

8

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Nomination to the Board
Unless the Board determines that vacancies on the Board (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and, except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Candidates for nomination to our Board are selected by our Board based on the recommendation of the nominating and corporate governance committee in accordance with our Corporate Governance Guidelines, which are available on our Investor Relations (“IR”) site under “Governance – Governance Documents.” The nominating and corporate governance committee also develops, recommends to and reviews with the Board qualifications for director candidates. These qualifications include the highest personal and professional ethics, integrity, and values. Additional criteria may also include the candidate’s ability to make independent judgments, a general understanding of our business, service on other boards, the candidate’s professional background, education, as well as personal skills and knowledge with respect to technology, retail, finance, accounting, leadership, and any other applicable areas. The committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for any prospective nominee. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the committee sometimes engages consultants or third-party search firms to assist in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board is set forth above under the section herein titled “QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING”, “When are other stockholder proposals and nominations for directors by our stockholders due for the 2027 Annual Meeting of Stockholders?”
You can find more detailed information on our process for selecting Board members and our criteria for Board nominees in our Corporate Governance Guidelines, which are available on our IR site under “Governance – Governance Documents.”
Director Qualifications
With the goal of developing an experienced, and highly qualified Board that possesses a range of backgrounds and experiences, the nominating and corporate governance committee is responsible for developing and recommending to our Board the desired qualifications, expertise, and characteristics of members of our Board, including any specific minimum qualifications that the committee believes must be met by a committee-recommended nominee for membership on our Board and any specific qualities or skills that the committee believes are necessary for one or more of the members of our Board.
Our Board of Directors
Our Board is currently comprised of nine (9) members. The nine (9) directors nominated for election have a range of backgrounds, experiences and skills, including those set forth below. If a skill or experience listed below does not include all nine (9) nominees, it does not signify a director’s lack of ability to contribute in such area. All of our directors bring senior leadership and corporate governance experience to our boardroom. The charts below summarize certain self-identified demographic skill attributes of our current directors, to the extent disclosed to us, and their ages as of the Record Date.

9

Board Highlights
Independence			Tenure		Age

4	self-identify as nationally, ethnically and racially diverse*			2	are women*
*One director declined to disclose demographic background information.

	7	Public Company Board Service	9	Executive Leadership & Human Capital Management	3	Finance & Accounting Experience

	6	Technology/Cyber Experience	9	Retail Experience	8	International Leadership

10

Niraj Shah
Co-Founder and CEO
Director Since: 2002 ‖ Age: 52
Committees
•None
Other current public company boards
•Nextdoor, Inc. (NYSE: KIND)

Mr. Shah is our co‑founder and has served as our Chief Executive Officer and a member of our Board since 2002. Prior to co-founding Wayfair, Mr. Shah served as Chief Executive Officer for Simplify Mobile Corporation, an enterprise software company he co‑founded in 2001, and Entrepreneur‑in‑Residence at Greylock Partners, a venture capital firm, in 2001. Mr. Shah served in various roles at iXL Enterprises, Inc., including as Chief Operating Officer and a director, from 1998 to 2000, and as Chief Executive Officer of Spinners Incorporated, an IT consulting company he co‑founded, from 1995 to 1998. Mr. Shah has served on the board of directors of Nextdoor, Inc. since May 2024. Mr. Shah received a B.S. from Cornell University. We believe Mr. Shah is qualified to serve on our Board due to the leadership and operational experience he brings as our Chief Executive Officer, as well as the vision and continuity he brings as our co‑founder.

Steven Conine
Co-Founder
Director Since: 2002 ‖ Age: 53
Committees
•None
Other current public company boards
•CarGurus Inc. (NASDAQ: CARG)

Mr. Conine is our co‑founder and has served as a member of our Board since 2002. He previously served as our Chief Technology Officer from 2002 until 2015. Prior to co-founding Wayfair, Mr. Conine served as Chief Technology Officer for Simplify Mobile Corporation, an enterprise software company he co‑founded in 2001, Chief Operating Officer for the London office of iXL Enterprises, Inc. from 1999 to 2000, and Chief Technology Officer of Spinners Incorporated, an IT consulting company he co‑founded, from 1995 to 1998. Mr. Conine has served on the board of directors of CarGurus, Inc. since June 2018. Mr. Conine received a B.S. from Cornell University. We believe Mr. Conine is qualified to serve on our Board due to the technological and operational experience he brings as a long-time executive at Wayfair, as well as the vision and continuity he brings as our co‑founder.

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Diana Frost
Independent Director
Director Since: 2025 ‖ Age: 43
Committees
•Nominating & Corporate Governance
Other current public company boards
•None

Ms. Frost has served as a member of our board since February 2025. Since December 2023, Ms. Frost has served as the Global Chief Growth Officer of The Kraft Heinz Company (NASDAQ: KHC). Ms. Frost has been with Kraft Heinz since 2020, previously serving as Chief Growth Officer, North America from August 2022 to December 2023. Before that, she served as Head of North America Disruption and Canada Chief Marketing Officer from January to August 2022 and Chief Growth Officer, Canada, from September 2020 to December 2021. Before joining Kraft Heinz, Ms. Frost spent nearly 13 years at Mars, Incorporated, where she was Head of Portfolio Transformation, Mars Wrigley US from January 2019 to September 2020, as well as Vice President of Marketing for Mars Wrigley Canada from 2017 to 2018; Vice President of Marketing, Chocolate from 2016 to 2017; Brand Director for Mars Pet Nutrition from 2011 to 2016; and Senior Brand Manager for Mars Chocolate from 2007 to 2011. She began her career at PepsiCo as an Assistant Brand Manager and then Associate Brand Manager from 2005 to 2007. Ms. Frost holds an Honours Business Administration degree from the Ivey School of Business at The University of Western Ontario in Canada. We believe Ms. Frost is qualified to serve on our Board due to her extensive experience in global brand strategy and marketing leadership across the retail industry.

Andrea Jung
Independent Director
Director Since: 2018 ‖ Age: 67
Committees
•Compensation
Other current public company boards
•Apple Inc. (NASDAQ: AAPL)

Ms. Jung has served as a member of our Board since May 2018. Ms. Jung has served as the President and Chief Executive Officer of Grameen America LLC, a nonprofit microfinance organization, since April 2014, where she also serves on the board of directors. Ms. Jung previously served as Executive Chairman of Avon Products, Inc., a personal care products company, from April 2012 to December 2012, and as Chairman of the board of directors of Avon from September 2001 to April 2012. Ms. Jung served as Chief Executive Officer of Avon from November 1999 to April 2012, and served as a member of the board of directors of Avon from January 1998 to December 2012. Ms. Jung has served on the board of directors of Apple Inc. since January 2008, and previously served on the boards of and Unilever PLC and Unilever N.V. from May 2018 to April 2025, General Electric Company from July 1998 to March 2018 and Daimler AG from April 2013 to April 2018. Ms. Jung is a graduate of Princeton University. We believe Ms. Jung is qualified to serve on our Board due to her board and executive-level experience in retail, technology and other businesses.

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Jeremy King
Independent Director
Director Since: 2021 ‖ Age: 57
Committees
•Audit
•Nominating & Corporate Governance
Other current public company boards
•None

Mr. King has served as a member of our Board since August 2021. From 2019 to 2023, he served as Chief Technology Officer of Pinterest, a role initially titled Senior Vice President and Head of Engineering. Mr. King previously served as a senior executive of Walmart from 2011 to 2019, including as Executive Vice President and Chief Technology Officer, Walmart US and E-commerce from 2017 to 2019 and Chief Technology Officer and Senior Vice President, WalmartLabs from 2011 to 2017. Prior to joining Walmart, Mr. King served as Executive Vice President, Technology of LiveOps from 2008 to 2011 and as Vice President Software Development and Engineering of eBay from 2001 to 2008. Mr. King serves on the board of a private company. Mr. King holds a B.S. from San Jose State University. We believe Mr. King is qualified to serve on our Board due to his executive-level experience in the e-commerce and technology industries.

Michael Kumin
Lead Independent Director
Director Since: 2011 ‖ Age: 53
Committees
•Compensation
•Nominating & Corporate Governance
Other current public company boards
•None

Mr. Kumin has served as a member of our Board since June 2011. Mr. Kumin has worked as an investment professional at Great Hill Partners, a private equity investment firm, since 2002 where he currently serves as a Managing Director. Mr. Kumin previously served on the board of directors of The RealReal, Inc. from May 2017 to August 2021. Mr. Kumin currently serves on the boards of several private companies. Mr. Kumin earned a B.A. in Public Policy and International Affairs at Princeton University. We believe Mr. Kumin is qualified to serve on our Board due to his experience in the e‑commerce industry as a private equity investor and his service on the board of directors of other retail and technology companies.

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Harry A. "Hal" Lawton
Independent Director
Director Since: 2025 ‖ Age: 52
Committees
•None
Other current public company boards
•Tractor Supply Company (NASDAQ: TSCO)

Mr. Lawton has served as a member of our board since November 2025. Mr. Lawton has served as President and CEO of Tractor Supply Company since January 2020 and is a member of the company's Board of Directors. Previously, Mr. Lawton served as President of Macy’s from September 2017 to December 2019 and Senior Vice President, eBay North America from August 2015 to September 2017. Before joining eBay, Hal spent 10 years in various leadership roles at Home Depot, where he most recently was Senior Vice President for merchandising. Prior to that, Hal was an associate principal at McKinsey & Co. He holds dual bachelor’s degrees in Chemical Engineering and Pulp and Paper Science Technology from North Carolina State University and a Master of Business Administration from the University of Virginia. Mr. Lawton serves as a board member for the National Retail Federation and Business Roundtable. Mr. Lawton previously served as a board member of Sealed Air and Buffalo Wild Wings. We believe Mr. Lawton is qualified to serve on our Board due to his board and executive-level experience both in retail and in other businesses.

Jeffrey Naylor
Independent Director
Director Since: 2018 ‖ Age: 67
Committees
•Audit
Other current public company boards
•Dollar Tree Inc. (NASDAQ: DLTR)
•Synchrony Financial (NYSE: SYF)

Mr. Naylor has served as a member of our Board since January 2018. Mr. Naylor previously served as a senior executive with The TJX Companies, Inc., including as Chief Financial Officer from 2004 to 2006; as Chief Financial and Administrative Officer from 2006 to 2007; as Chief Administrative and Business Development Officer from 2007 to 2009; as Chief Financial and Administrative Officer from February 2009 to January 2012; as Chief Administrative Officer from January 2012 to February 2013; and as Senior Corporate Advisor from February 2013 to April 2014. Prior to joining TJX, Mr. Naylor served as Chief Financial Officer of Big Lots, Inc. from 2001 to 2004 and Chief Financial and Administrative Officer of Dade Behring, Inc. from 2000 to 2001. He is also the Managing Director of his consulting firm, Topaz Consulting, LLC, which he founded in April 2014. Mr. Naylor has served on the board of directors of Synchrony Financial since July 2014 and Dollar Tree, Inc. since March 2018. Mr. Naylor previously served on the board of Emerald Expositions from September 2013 to May 2021. Mr. Naylor received a B.A. from Northwestern University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University. We believe Mr. Naylor is qualified to serve on our Board due to his board, financial and executive-level experience both in retail and in other businesses.

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Michael E. Sneed
Independent Director
Director Since: 2020 ‖ Age: 66
Committees
•Compensation
•Audit
Other current public company boards
•Kenvue Inc. (NYSE: KVUE)

Mr. Sneed has served as a member of our Board since November 2020. Mr. Sneed served as Executive Vice President, Global Corporate Affairs and Chief Communications Officer at Johnson & Johnson from July 2018 to April 2022 where he led the company's global marketing, communication, design and philanthropy functions. Mr. Sneed originally joined Johnson & Johnson in 1983 and held multiple leadership positions, including joining the Executive Committee in July 2018 and becoming the Vice President, Global Corporate Affairs and Chief Communications Officer in 2017, the Company Group Chairman, Vision Care Franchise in 2007 and the Company Group Chairman, Consumer North America in 2004. Mr. Sneed has served on the Board of Kenvue since 2023. He also serves on the boards of Thomas Jefferson University, the Robert Wood Johnson Foundation and WHYY, a public media organization serving Philadelphia, Pennsylvania and the surrounding region. Mr. Sneed holds a Master's degree from the Tuck School of Business at Dartmouth College and a B.A. from Macalester College. We believe Mr. Sneed is qualified to serve on our Board due to his executive-level experience in global technology and retail businesses.

Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics applies to our directors, officers and employees, as well as independent contractors, consultants and others who do business with Wayfair. The code provides guidance and outlines expectations on key areas including insider trading, conflicts of interest, reporting of illegal or unethical behavior, and environmental, health and safety matters. A copy of the code may be found on our IR site under “Governance – Governance Documents.” We intend to make all required disclosures regarding any amendments to, or waivers from, any provisions of the code at the same location on our website.
Corporate Governance Guidelines
Our Corporate Governance Guidelines help provide a framework for Wayfair’s corporate governance by setting forth practices with respect to, among other things, Board composition and selection, Board meetings and involvement of senior management, succession planning, and Board committees and compensation. The guidelines are also intended to align the interests of directors and management with those of our stockholders. A copy of the Corporate Governance Guidelines may be found on our IR site under “Governance – Governance Documents.”
Insider Trading Compliance Policy
We have adopted an insider trading compliance policy regarding securities transactions (the “Insider Trading Compliance Policy”) that applies to our directors, officers, employees, consultants, and contractors and those of our subsidiaries. We believe that the Insider Trading Compliance Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations with respect to the purchase, sale and/or other dispositions of our securities, as well as the applicable rules and regulations of the New York Stock Exchange. A copy of the Insider Trading Compliance Policy is filed as Exhibit 19.1 to our 2025 Form 10-K.

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Anti-Hedging and Anti-Pledging Policies
Our Insider Trading Compliance Policy prohibits any officer, director, or employee from engaging in hedging transactions with respect to our equity securities. Similarly, officers, directors and employees are prohibited from pledging our securities as collateral for a loan, except that our compensation committee may permit the pledge of equity securities as collateral for a loan in limited circumstances if a person requests to do so and clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities. The compensation committee may approve or deny the request in its sole discretion. For the fiscal year ended December 31, 2025, no such requests were made by our named executive officers or members of our Board.
Independence of the Board
Our Board has determined that all of our directors that served in the past fiscal year, other than Messrs. Shah and Conine, qualify as “independent” directors in accordance with the rules and regulations of the NYSE. Each of Messrs. Shah and Conine is not considered independent because he is an employee of the company. In making its independence determinations, the Board considered, among other things, relevant transactions between the company and entities associated with the independent directors, as described under the heading “Certain Relationships and Related Party Transactions” in this proxy statement and determined that no independent director has a relationship with the company or any other relationship that would impair the director’s independence.
Further, the Board has determined that each member of each of the committees of the Board is independent in accordance with the rules and regulations of the NYSE and Rule 10a-3(b)(1) under the Exchange Act. There are no family relationships among any of our directors or executive officers.
Leadership Structure of the Board
Our Board is co-chaired by Niraj Shah, our Co-Founder and Chief Executive Officer, and Steven Conine, our Co-Founder. Mr. Kumin serves as our lead independent director, and presides over meetings of our independent directors, serves as a liaison between our co-chairmen of the Board and the independent directors and performs such additional duties as our Board may otherwise determine and delegate. Our bylaws provide our Board with flexibility to combine or separate the positions of chairman of the Board and Chief Executive Officer and/or utilize a lead director in accordance with its determination that one or the other structure would be in the best interests of our company. Our Board has concluded that our existing leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make changes in the future as it deems appropriate.
Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. Our Board, as a whole and through its committees, has responsibility for overall risk management. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations.
The following are risk-related responsibilities and functions performed by our Board, its committees and management in accordance with our governance documents and internal risk management policies:
The Board of Directors
•Ultimate responsibility for risk oversight of the company, including, among other risks: cybersecurity; privacy; product and safety; legal and regulatory matters; compensation; and other critical evolving areas of risk.
•Assigns specific risk oversight duties to Board committees for more detailed consideration and evaluation, with each such committee regularly reporting to the Board on the risks that it oversees.
•Receives reports, briefings and presentations from senior management at regular Board meetings.
The Audit Committee
•Responsible for reviewing and discussing our policies with respect to risk assessment and risk management, which includes overseeing our major financial, privacy, security, cybersecurity, artificial intelligence, tax and accounting, and technology risk exposures and the steps our management has taken

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to monitor and control these exposures, monitoring compliance with legal and regulatory requirements, overseeing the design and implementation of our internal audit function, and considering (and approving or disapproving) any related party transactions.
•Receives reports, briefings and presentations from senior management at quarterly audit committee meetings, including deep dives on a rotating basis into specific areas of risk and regular enterprise risk management updates.
The Compensation Committee
•Oversees and reviews compensation-related risks, including assessing and monitoring whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
•Reviews conflicts of interest involving advisors to the compensation committee.
The Nominating and Corporate Governance Committee
•Oversees and reviews governance-related risks, including assessing and monitoring the effectiveness of our corporate governance guidelines.
•Oversees our corporate responsibility and sustainability programs, including sustainability-related strategy, initiatives and risks.
•Identifies, interviews and performs due diligence on potential board members, evaluates the independence of each director and director candidate and oversees the annual self-evaluations of the Board.
Management
•Identifies, mitigates and eliminates risks and develops risk controls related to significant business activities.
•Discusses strategic and operational risks at regular management and business review meetings across the organization.
•Conducts specific strategic planning and review sessions throughout the year that include a focused discussion and analysis of the risks facing the company.
•Reviews risks with the Board and its committees at regular meetings, with presentations that focus on particular business functions, operations or strategies, as well as the steps taken to mitigate or eliminate such risks.
Additional Information Regarding Cybersecurity Risk Oversight
While our Board is ultimately responsible for the oversight of the company’s risk profile, including cybersecurity, data privacy and emerging technology risks, we view cybersecurity as a shared responsibility across the organization. At the management level, our Head of Cybersecurity and our cybersecurity teams are primarily responsible for identifying, assessing, monitoring and managing cybersecurity risks across the enterprise. This includes risks associated with the development, deployment and use of artificial intelligence (“AI”) and machine learning technologies within our operations, as well as risks arising from third-party AI-enabled tools and services.
Our Board has delegated responsibility for oversight of cybersecurity risks to the audit committee. The audit committee oversees cybersecurity matters and regularly meets with members of management, including our Head of Cybersecurity, who is responsible for data privacy, technology, and information security risks. These discussions cover various aspects of cybersecurity, including the role of AI, risk management activities, incident response plans, best practices, the effectiveness of our security measures, and other related matters.
As part of its oversight responsibilities, the audit committee reviews management’s efforts to assess and mitigate cybersecurity and AI-related risks, including incident response preparedness, third-party risk management, data governance practices and the effectiveness of security controls designed to detect, prevent and respond to cyber incidents. Management also monitors the responsible use of AI technologies and provides periodic updates to the audit committee and Board regarding AI-related governance, controls and risk mitigation efforts.
Please refer to Item 1C. Cybersecurity in Part I of our 2025 Form 10-K for additional information regarding cybersecurity matters.

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Annual Board and Committee Evaluations
The Board recognizes that a robust and constructive evaluation process is an essential component of good corporate governance. The Board and each respective committee conducts an annual self‑evaluation, which is overseen by the nominating and corporate governance committee. The self-evaluations assess whether the Board, each of its committees, and each member of the Board are working effectively, and provide an opportunity to reflect upon and improve processes and effectiveness. Additional discussion topics include Board and committee composition and performance; board oversight and culture, timing, agenda, and content of Board meetings; Board and committee dynamics and function; and executive succession planning.
Board Meetings and Committees
Our Board meets on a regular basis during the year. Our Board met five (5) times in 2025. Each of the incumbent directors attended 75% or more of the aggregate number of meetings of the Board in 2025 during the period for which he or she was a director, and all directors attended the total number of meetings held by the committee(s) of the Board on which he or she served during the period for which he or she was a director in 2025. We encourage all of our directors and nominees for director to attend our Annual Meeting; however, attendance is not mandatory. At our 2025 Annual Meeting, all of the directors then serving on the Board attended the Annual Meeting.
Our Board has established three (3) standing committees—audit, compensation, and nominating and corporate governance—each of which operates under a charter that has been approved by our Board and that satisfies the applicable standards of the SEC and the NYSE. In addition to these committees, our Board forms ad hoc committees to address various matters from time to time. The table below provides current composition and meeting information for the last year for our standing committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Independent
Niraj Shah
Steven Conine
Diana Frost
Andrea Jung
Jeremy King
Harry A. Lawton III
Michael Kumin
Jeffrey Naylor
Anke Schäferkordt (1)
Michael E. Sneed
Total Meetings in 2025	5	5	1

Committee Chair
(1) Ms. Schäferkordt served as a member of the audit committee through February 21, 2025.

The functions performed by our standing committees are set forth in more detail in their charters, which may be found on our IR site under “Governance – Governance Documents”, and are summarized below.

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Audit Committee
Our audit committee oversees our corporate accounting and financial reporting process as well as our risk assessment and risk management policies. Among other matters, the audit committee:
•appoints and determines the compensation and retention of our independent registered public accounting firm;
•evaluates the independent registered public accounting firm’s qualifications, independence and performance;
•determines the engagement of the independent registered public accounting firm;
•reviews and approves the scope of the annual audit and the audit fee;
•discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly and annual financial statements;
•approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
•monitors the rotation of partners of the independent registered public accounting firm on our engagement team as required by law;
•reviews our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;
•reviews annual reports from the independent registered public accounting firm regarding its internal quality control procedures;
•oversees the enterprise risk management function and discusses our policies with respect to risk assessment and risk management, including risks relating to cybersecurity, data privacy and the use of AI and other emerging technologies;
•provides oversight of our compliance with legal and regulatory requirements;
•reviews our critical accounting policies and estimates;
•provides oversight of our internal audit function;
•is responsible for investigating any reports received by our whistleblower portal or hotline; and
•reviews, at least annually, the audit committee charter and the committee’s performance.
Our Board has determined that each of our current committee members, Messrs. King, Naylor and Sneed is an independent director under NYSE rules and under Rule 10A-3 under the Exchange Act. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. Our Board has determined that Mr. Naylor is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable NYSE rules and regulations.
Compensation Committee
The compensation committee’s responsibilities include:
•reviewing and approving corporate goals and objectives with respect to the compensation of our Chief Executive Officer, evaluating the performance of the Chief Executive Officer in light of those goals and objectives and, based upon this evaluation (either alone or, if directed by our Board, in conjunction with a majority of the independent directors on our Board), setting the Chief Executive Officer’s compensation;
•reviewing and setting or recommending to our Board the compensation of our executive officers other than the Chief Executive Officer;
•reviewing and recommending to our Board the compensation of our directors;
•reviewing and approving or recommending to our Board our incentive compensation and equity-based plans and arrangements, including performance-based awards;
•preparing the compensation committee Report on executive officer compensation as required by the SEC to be included in our annual proxy statement or annual report on Form 10-K and reviewing and discussing the Compensation Discussion and Analysis (the “CD&A”), with our management and considering whether to recommend to our Board that the CD&A be included in the appropriate filing;
•reviewing and making recommendations to our Board with respect to management succession planning; and
•reviewing and evaluating, at least annually, the performance of the compensation committee and its members, and periodically reviewing and reassessing its charter.
The compensation committee may delegate any or all of its responsibilities to a subcommittee as it deems appropriate in its sole discretion.

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Our Board has determined that each of our current committee members, Messrs. Kumin and Sneed and Ms. Jung, is independent under the applicable rules and regulations of the NYSE and is a “non-employee director” as defined under Rule 16b-3 of the Exchange Act.
Nominating and Corporate Governance Committee
The nominating and corporate governance committee’s responsibilities include:
•identifying individuals qualified to become Board members and ensuring that the Board has the requisite expertise;
•recommending to our Board the persons to be nominated for election as directors and to each of our Board’s committees;
•developing and recommending to our Board a set of corporate governance guidelines and principles, and reviewing and reassessing the adequacy of such guidelines;
•overseeing our corporate responsibility and sustainability programs, including sustainability-related strategy, initiatives and risks;
•overseeing the evaluation of our Board;
•making recommendations to the Board regarding governance matters, including, but not limited to, our certificate of incorporation, bylaws and the charters of our other committees; and
•reviewing and evaluating, at least annually, the performance of the nominating and corporate governance committee and its members, and periodically reviewing and reassessing its charter.
Our Board has determined that each of our current committee members, Ms. Frost and Messrs. King and Kumin, is an independent director under the applicable rules and regulations of the NYSE.
Director Compensation
Our Co-Founders, who also serve as directors, do not receive additional compensation for their service as directors. Our non-employee directors do not receive cash payments or retainers, but receive grants of RSU awards as compensation for their service on our Board.
Our Director Compensation Policy for our non-employee directors is intended to be competitive and fair so that we can attract, motivate and retain highly qualified directors and also align with practices of other leading publicly traded companies. Our compensation committee periodically evaluates our Director Compensation Policy as part of our regular reviews of our overall compensation strategy. For 2025, our compensation committee determined that no changes to our Director Compensation Policy were needed.
Under our current Director Compensation Policy, each non-employee director receives an initial RSU award upon joining the Board with a value of $250,000, subject to vesting on a quarterly basis over a one (1) year period. In subsequent years, each non-employee director receives an annual follow-on RSU award with a value of $250,000, subject to vesting on a quarterly basis over a one (1) year period. These RSU awards are measured using the closing price of our Class A common stock as reported on the NYSE on the day before the applicable Board meeting approving such award. We reimburse all directors for reasonable travel expenses incurred in connection with Board and committee meetings. We have also entered into indemnification agreements with all of our directors. We do not provide any other benefits, including retirement benefits or perquisites, to our non-employee directors.
The following table provides information regarding compensation of our non-employee directors for the year ended December 31, 2025:

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Diana Frost	—	241,597	—	241,597
Andrea Jung	—	251,142	—	251,142
Jeremy King	—	251,142	—	251,142
Harry A. Lawton III(2)	—	252,599	—	252,599
Michael Kumin	—	241,597	—	241,597
Jeffrey Naylor	—	241,597	—	241,597
Anke Schäferkordt	—	—	—	—
Michael E. Sneed	—	252,599	—	252,599
(1) Represents the aggregate fair value on the grant date of RSUs granted in 2025 computed in accordance with Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 718. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our 2025 Form 10-K for a discussion of assumptions made in determining the value of our stock awards.
(2) Mr. Lawton was elected to the Board as a non-employee director on November 6, 2025.
The following table shows the aggregate number of unvested RSUs held by our non-employee directors as of December 31, 2025:

Name	RSUs (#)
Diana Frost	1,825
Andrea Jung	2,383
Jeremy King	2,383
Michael Kumin	1,825
Harry A. Lawton III(1)	2,261
Jeffrey Naylor	1,825
Anke Schäferkordt	—
Michael E. Sneed	2,261
(1) Mr. Lawton was elected to the Board as a non-employee director on November 6, 2025.
Stockholder Communications with the Board
Stockholders and other interested parties may communicate with the Board, or any individual member of the Board, at the following address:
Wayfair Inc.
4 Copley Place
Boston, MA 02116
Attention: Secretary
Communications must state the number of shares owned by the person making the communication, if any. Our Secretary will review and forward such communication to all members of the Board or to the individual director(s) to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, our Secretary may disregard the communication in their discretion.
Corporate Responsibility
Corporate responsibility is an important part of our business strategy. This work helps us earn trust from our customers, employees, suppliers, and stockholders. Through our corporate responsibility efforts, we aim to uphold ethical business practices, invest in our surrounding communities and environment in a way that is consistent with our core values and address how our company impacts both the planet and society.
We continue to focus our corporate responsibility efforts under the following key pillars:

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Our Communities Supporting Housing & a Sense of Home for All
Our Planet Protecting our Shared Home
Our People A Sense of Belonging
The Board, through our nominating and corporate governance committee, periodically reviews our corporate responsibility strategy, initiatives and policies. Our cross-functional leaders drive corporate responsibility by embedding sustainability, purpose and inclusion into our business. They set goals, guide execution, and track progress to turn our commitments into meaningful action across our operations, products and communities.
Sustainability Highlights
We recognize that we have a responsibility to protect our planet as the home for future generations, and we are committed to being part of the solution. We take a value chain approach to addressing and reducing our environmental footprint — starting with our own operations and working with suppliers, partners, and customers to reduce our upstream and downstream impacts. Our sustainability strategy centers on three interconnected pillars — Climate Action, Circular Economy, and Sustainable Products — which guide how we advance sustainable business practice across our operations, supply chain and customer experience.
Climate Action, Circular Economy, Sustainable Products:
Emission Reduction: We remain committed to addressing climate change by measuring, managing, and reducing greenhouse gas (“GHG”) emissions across our operations and value chain. In 2022, we announced a goal to reduce our Scope 1 and 2 GHG emissions by 63% by 2035, compared to a 2020 baseline. Additionally, we are evaluating and identifying pathways to address and minimize our Scope 3 GHG emissions. We continue to incorporate energy efficiency features across our global facilities and make investments in renewable energy projects in markets where we operate. In 2025, we made progress toward our goal to reduce our Scope 1 and Scope 2 GHG emissions through our aggregated virtual power purchase agreements (“VPPA”). Our first VPPA, Liberty Solar Project, had its first full year of generation, with Wayfair contracted to offtake 15MW of power annually. Our second VPPA, Prairie Solar Project, came online this year, with Wayfair contracted to offtake 20MW of power annually.
Zero Waste: We work to support a more circular economy by evolving our business practices to reduce waste, extend product life, and improve material recovery. In 2024, we announced a goal of achieving zero waste by 2030, striving to divert over 90% of our global waste from landfills and incineration. In 2025, we increased our global waste diversion rate by over 6%, driven by expanding recycling programs for cardboard, wood, and plastic waste and focusing on waste solutions for our most challenging waste streams. As of this year, all of our facilities have waste and recycling services, and we continue to expand recycling, recovery, and reuse solutions across all our global facilities.
Sustainable Products: In 2025, we continued our Shop Sustainably offering, which covers over 40,000 products across Wayfair, AllModern, and Perigold. This program allows our customers to easily find sustainable products that adhere to a wide variety of third-party certifications, including energy or water efficiency, sustainably sourced wood, organic textile use, or Fair Trade CertifiedTM.
Corporate Responsibility Report
Annually, since 2022, we have released our Corporate Responsibility Report (the “CR Report”), which is available on our About Us site (aboutwayfair.com) under the link for “Our Impact”. This site and the CR Report contain additional information regarding our corporate responsibility programs.
The information on aboutwayfair.com and in the CR Report is not incorporated by reference into, and does not form or constitute, any part of this proxy statement. Any targets or goals discussed in our CR Report may be

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aspirational, and, as such, no guarantees or promises are made that these goals will be met. Furthermore, certain statistics and metrics disclosed in the CR Report are estimates and may be based on assumptions that turn out to be incorrect. We do not undertake or assume any obligations to update or revise such information, whether as a result of new information, further events or otherwise.
Other Program Highlights
•We are committed to supporting our employees in their desire to be good corporate citizens to both their communities and their fellow Wayfarians.
◦Employee Volunteerism: Every year, all full-time employees receive a paid day of service, and part-time employees receive a half day, in addition to all other paid time off. Employees supported causes such as homeless shelters, company-wide volunteer events, election support, and more. In 2025, we supported 9 Habitat for Humanity volunteer builds in North America.
◦Workplace Giving: In 2025, through our employee match program, 450 employees donated to over 360 nonprofits supporting causes aligned with community well-being, disaster relief, healthcare access, food security, and global humanitarian support.
◦Employee Emergency Support: In 2025, we continued to support our employees in need of immediate financial assistance following an unforeseen personal hardship or natural disaster through the Wayfair Emergency Relief Fund (administered by the Emergency Assistance Foundation).
•The Wayfair Supplier Code of Conduct (“SCOC”) establishes standards for our suppliers to engage with Wayfair and its customers in an equitable, inclusive, honest, non-discriminatory, and professional manner.
◦Supply Chain Management: Our SCOC includes robust responsible sourcing policies, including our commitment and requirement that all suppliers and their supply chains comply with applicable laws related to forced labor and human trafficking, as well as child labor, working hours, harassment, abuse, discrimination, product safety and factory safety. In 2025, we strengthened our partnership with an advanced provider specializing in AI-powered solutions to further enhance our screening processes for sanctions and forced labor. We believe that this has enabled us to gain greater visibility across our value chain and address potential risks more effectively. In addition, Wayfair has continued to strengthen its Know Your Business and Know Your Customer processes and continues to invest in tools, processes, and policies that assess and onboard our partners to help ensure we are working with trusted suppliers.
•We are committed to leveraging the latest technological advancements while ensuring the protection of personal data for our future, current, and past customers, employees, and partners.
◦Responsible AI: In 2025, we partnered with Google to co-develop Google’s Universal Commerce Protocol, an open standard designed to enable more seamless, secure interactions between AI agents and retailers' platforms. While agentic commerce is still in its early stages, our early involvement in defining open standards helps us provide a safe, seamless and secure experience for our customers.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
We describe below transactions and series of similar transactions, since the start of our last fiscal year, with our executive officers, directors or holders of more than 5% of our common stock (or, in each case, their affiliates or immediate family members), in which the amounts involved exceeded $120,000, each of which was approved in accordance with our written policies and procedures for the review of related party transactions, as described below:
We entered into the following transactions in the ordinary course of business:
•We paid approximately $706,833 to CO9 Design, a supplier, in ordinary course supplier payments. Sarah Conine, the sister of Steven Conine, our Co-Founder, executive officer and director, owns CO9 Design.
•We paid approximately $3.6 million to entities owned jointly by Niraj Shah and Steve Conine, our Co-Founders, in reimbursements for business-related travel services for certain of our executive officers, including Mr. Shah and Mr. Conine. Mr. Shah and Mr. Conine beneficially own 100% of two aircraft, which are used by Mr. Shah, Mr. Conine and our other executive officers from time to time for business trips. The current reimbursement rate for use of these aircraft is $9,200 per hour. This hourly reimbursement rate was based upon a competitive analysis of comparable chartered aircraft rates that showed that the reimbursement rate is at or below market rates for the charter of similar aircraft. Due to the fact that the hourly rate paid for the use of these aircraft is less than the actual operational costs incurred by Mr. Shah and Mr. Conine as owners of these aircraft, Mr. Shah and Mr. Conine do not profit from the use of their aircraft.
Our Board has adopted written policies and procedures for the review of any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which Wayfair (including any of its subsidiaries) is or will be, a participant, where the amount involved exceeds $120,000 in any one fiscal year, and a related party had, has or will have a direct or indirect material interest.
If a related party proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related party transaction,” the related party is required to report the proposed related party transaction to our general counsel. The proposed related party transaction will be reviewed and, if deemed appropriate, approved by our audit committee. The reporting, review and approval will occur prior to entry into the transaction. Any related party transactions that are ongoing in nature will be reviewed annually.
A related party transaction reviewed under the policy will be considered approved if it is authorized by the audit committee after full disclosure of the related party’s interest in the transaction. In reviewing and approving any such transactions, the audit committee will be tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related party’s interest in the transaction.
Several of our Board members and executive officers serve as directors or executive officers of other organizations, including organizations with which Wayfair may have commercial or charitable relationships. We do not believe that any director had a direct or indirect material interest in any such relationships during 2025 and through the date of this Proxy Statement.

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PROPOSAL NO. 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of our Board has engaged PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and is seeking ratification of this selection by our stockholders at the Annual Meeting. PwC has audited our financial statements since the fiscal year ended December 31, 2025. Representatives of PwC are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of PwC as our independent registered public accounting firm. However, the audit committee is submitting the selection of PwC to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain PwC. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the company and our stockholders.
Change in Accounting Firm
As previously reported on the company’s Current Report on Form 8-K, filed with the SEC on January 31, 2025, on January 28, 2025, the audit committee approved the appointment of PwC as our independent registered public accounting firm and dismissed our prior independent registered public accounting firm, Ernst & Young LLP ("EY"), effective upon the completion of EY’s audit of the company's consolidated financial statements for the fiscal year ended December 31, 2024 and EY’s audit of the company’s internal control over financial reporting as of December 31, 2024.
During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through the date of our engagement of PwC on January 28, 2025, neither the company, nor anyone acting on our behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our consolidated financial statements, and neither a written report nor oral advice was provided to us by PwC that PwC concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

EY’s audit reports on our consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2023 and 2024, and the subsequent interim period through their dismissal on January 28, 2025: (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K between us and EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to EY’s satisfaction, would have caused EY to make reference to the subject matter of the disagreements in connection with its reports on our consolidated financial statements for such years, and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

We provided EY and PwC with a copy of the disclosures set forth above. EY’s confirmatory letter was included as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on January 31, 2025.
Principal Accountant Fees and Services
As previously reported on the company’s Current Report on Form 8-K, filed with the SEC on January 31, 2025, on January 28, 2025, the audit committee approved the appointment of PwC as our independent registered public accounting firm and dismissed our prior independent registered public accounting firm, Ernst & Young LLP ("EY"), effective upon the completion of EY’s audit of the company's consolidated financial statements for the fiscal year ended December 31, 2024 and EY’s audit of the company’s internal control over financial reporting as of

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December 31, 2024. The following table provides information regarding the fees incurred to PwC during the fiscal year ended December 31, 2025 and EY for the fiscal year ended December 31, 2024:

	Fiscal Year Ended
	December 31, 2025	December 31, 2024
Audit Fees (1)	$2,022,967	$2,644,515
Audit-Related Fees (2)	210,000	—
Tax Fees	—	—
All Other Fees (3)	2,000	—
Total Fees	$2,234,967	$2,644,515
(1)Audit fees of EY for fiscal year 2024 were for professional services rendered in connection with the annual audit of our consolidated financial statements and internal controls over financial reporting, the review of our quarterly condensed consolidated financial statements, consultations on accounting matters directly related to the audit, issuance of comfort letters and related accounting, consents and review of documents filed with the SEC. Audit fees of PwC for fiscal year 2025 were for professional services rendered in connection with the annual audit of our consolidated financial statements and internal controls over financial reporting, the review of our quarterly condensed consolidated financial statements, and assistance with and review of documents filed with the SEC.
(2)Audit-related fees of PwC for fiscal year 2025 were for issuance of comfort letters and consents.
(3)All other fees of PwC for fiscal year 2025 were for access to PwC’s online disclosure checklist tool.
The audit committee approved 100% of the fees described above in accordance with the policy described below.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee charter provides that the audit committee must pre-approve all audit and permissible non-audit services to be provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval would generally be requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the four categories of services listed above. The audit committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, the audit committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board (the “PCAOB”).

BOARD RECOMMENDATION
☑	THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 2.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Wayfair Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The primary purpose of the audit committee is to assist our Board in its oversight of the company’s accounting and financial reporting processes. The audit committee’s functions are more fully described in its charter, which is available on our IR site under “Governance – Governance Documents.” Management has the primary responsibility for our financial statements and reporting processes, including our systems of internal controls. PwC, our independent registered public accounting firm for fiscal year 2025, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States and the effectiveness of our internal control over financial reporting.
The audit committee is also responsible for the appointment, compensation, retention and oversight of the work of the independent auditor, including pre-approving any audit and non-audit services provided to the company by the independent auditor, periodically reviewing and evaluating the performance of the lead audit partner, as well as reviewing and considering the selection of the lead audit partner. The audit committee also periodically considers whether there should be a rotation of the company’s independent registered public accounting firm. In addition to PwC’s independence from Wayfair and management, the audit committee also considers several other factors in deciding whether to re-engage PwC, including: the quality of PwC’s staff, work and quality control; PwC’s policies related to independence; PwC’s global reach; and PwC’s capability and expertise to perform an audit of the company’s financial statements and internal control over financial reporting, given the breadth and complexity of the company’s business and global footprint.
In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management and PwC the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
The audit committee also discussed with PwC the matters that are required to be discussed by the applicable requirements of the PCAOB and the SEC, including the matters required to be discussed in the PCAOB Auditing Standard No. 1301, Communications with Audit Committees. PwC has also provided the audit committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and the audit committee has discussed with PwC the firm’s independence. The audit committee has concluded that PwC’s provision of audit and non-audit services to Wayfair and its affiliates is compatible with PwC’s independence. Finally, the audit committee discussed with PwC, with and without management present, the scope and results of PwC’s audit of such financial statements.
Based on these reviews and discussions, the audit committee has recommended to our Board that such audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

By the Audit Committee of the Board of Directors of Wayfair Inc.:
Jeffrey Naylor (Chairperson) Jeremy King Michael Sneed

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PROPOSAL NO. 3 NON-BINDING ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
As required pursuant to Section 14A of the Securities Exchange Act of 1934, our Board is asking that stockholders cast a non-binding, advisory vote FOR the following resolution:
“RESOLVED, that the compensation of the company's named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement, is hereby approved.”
This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to express your views on our named executive officers’ compensation. This vote is not intended to address any specific element of our compensation programs, but rather the overall compensation of our named executive officers and the philosophies, policies and practices described in this Proxy Statement.
As described in the “Compensation Discussion and Analysis” section of this Proxy Statement, or CD&A, our compensation philosophy is weighted towards providing equity awards that focus on long-term performance, which we believe helps to retain our executives and aligns their interests with those of our stockholders by allowing them to participate in the longer-term success of our company as reflected in stock price appreciation. Stockholders are urged to read our CD&A, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation Table and related compensation tables and narrative, which provide detailed information on the compensation of our named executive officers.
At our 2022 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, a frequency of every three (3) years for casting advisory votes approving our executive compensation. Due to the vote of stockholders on the matter, as well as the long-term focus of our compensation philosophy, we adopted a three-year interval for the advisory vote on executive compensation. Accordingly, after the Annual Meeting, our next “say-on-pay” stockholder advisory vote will occur at our 2029 annual meeting of stockholders, barring any changes we may make following the next stockholder vote, on an advisory basis, regarding the frequency of our “say-on-pay” proposals, to be held at our 2028 meeting.
Although the vote you are being asked to cast is non-binding, we value the views of our stockholders, and the compensation committee and our Board will consider the outcome of the vote when making future compensation decisions for our named executive officers.
In order for Proposal No. 3 to be approved, holders of a majority of the votes properly cast at the Annual Meeting must vote “FOR” Proposal No. 3. Abstentions and broker non-votes are not votes cast and will not be counted either “FOR” or “AGAINST” the proposal. Therefore, abstentions and broker non-votes will have no effect on the proposal.

BOARD RECOMMENDATION
☑	THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 3.

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PROPOSAL NO. 4 APPROVAL OF AMENDMENT NO. 1 TO THE WAYFAIR INC. 2023 INCENTIVE AWARD PLAN
Background and Overview
We are asking our stockholders to approve Amendment No. 1 (“Amendment No. 1”) to the Wayfair Inc. 2023 Incentive Award Plan (the “2023 Plan”), which would increase the number of shares of our Class A common stock authorized for issuance under the 2023 Plan by 20,000,000 shares. Without approval of Amendment No. 1, there may be insufficient shares available under the 2023 Plan to achieve our incentive-based compensation goals. A copy of Amendment No. 1 is attached hereto as Exhibit A and is incorporated herein by reference.
At our annual meeting of stockholders in April 2023, our stockholders approved the 2023 Plan, which replaced the Wayfair Inc. 2014 Incentive Award Plan (as amended, the “2014 Plan”) for new awards. The 2023 Plan is currently our only equity plan for issuing new equity compensation awards.
In July 2025, our Board and compensation committee established a special committee comprised of disinterested directors (the “Special Committee”) to consider certain compensation matters involving Niraj Shah, our Chief Executive Officer, Co-Chairman and Co-Founder (“CEO”). On September 15, 2025, the Special Committee recommended, and the Board, with Mr. Shah recusing himself from the deliberation and vote, approved the grant of 5,000,000 performance stock units (“PSUs”) to Mr. Shah under the 2023 Plan (the “CEO PSU Award”), contingent upon stockholder approval of an amendment to the 2023 Plan to increase the number of shares available for issuance thereunder by a number of shares at least equal to the number of shares subject to the CEO PSU Award. The CEO PSU Award is subject to multi-year performance conditions and will vest, if at all, only upon achievement of specified stock price performance objectives while Mr. Shah remains CEO. For additional information regarding the CEO PSU Award, see our current report on Form 8-K filed with the SEC on September 19, 2025, and our 2025 Form 10-K, filed with the SEC on February 19, 2026, as well as the discussion of the CEO PSU Award below under “Executive Compensation and Related Matters” in this proxy statement.
Based on our projected equity needs for annual awards, new hires, promotion grants, and the CEO PSU Award, we expect that the shares currently available for issuance under the 2023 Plan will be insufficient to meet anticipated needs. In February 2026, after reviewing our projected equity usage and future compensation needs in the ordinary course, and taking into account the shares underlying the CEO PSU Award, our compensation committee determined that it was advisable to increase the aggregate share reserve under the 2023 Plan by a total of 20,000,000 shares (inclusive of the 5,000,000 shares underlying the CEO PSU Award). The Board subsequently approved Amendment No. 1, and resolved to submit it to stockholders for approval at the 2026 Annual Meeting.
Stockholder Approval
If Proposal No. 4 is approved, the 2023 Plan share reserve will increase by 20,000,000 shares, and the shares underlying the CEO PSU Award may become issuable, subject to the terms of such award, including satisfaction of the award’s service-based and performance-based vesting conditions.
If Proposal No. 4 is not approved, the 2023 Plan share reserve will not be increased, the shares underlying the CEO PSU Award will not become issuable, the CEO PSU Award will terminate, and our ability to otherwise recruit and retain employees, officers and directors may be significantly hindered.
Shares Available and Outstanding Awards
As of March 23, 2026, 6,658,794 shares of Class A common stock were available for issuance under the 2023 Plan, which is the only equity compensation plan under which new awards may currently be granted.
As described above, the 5,000,000 shares underlying the CEO PSU Award approved in September 2025 are subject to and contingent upon stockholder approval of this Proposal No. 4 and are not currently available for issuance under the 2023 Plan. As of March 23, 2026, there were approximately 737,712 shares subject to outstanding unvested full-value awards (including time-based and performance-based awards) granted under the 2023 Plan.

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Based on our projected equity grant needs for annual awards, new hires, promotion grants, and the CEO PSU Award described above, we expect that the shares currently available under the 2023 Plan will be insufficient to meet anticipated needs.
The closing price of our Class A common stock as reported on the New York Stock Exchange on March 23, 2026 was $76.56.
Principal Reasons for the Proposal
Our Board believes that the proposed increase to our share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.
Our Board recognizes the impact of dilution on our stockholders and has evaluated the share request represented by Amendment No. 1 carefully in the context of the need to motivate and retain our leadership team and other employees, and maintain their focus on our strategic priorities. The compensation committee carefully monitors our annual net share usage, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, motivate and retain our employees. As shown in the Burn Rate table below, our three-year average gross burn rate for the 2023-2025 period was 4.8%, or 3.8% on a net basis. Our Board believes that the additional proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities. The Board believes that approving Amendment No. 1 is appropriate and in the best interests of stockholders given the highly competitive environment in which we compete for talent, the recent volatility in the capital markets and its impact on our stock price, and our projected share usage.
While we have considered alternatives to the issuance of equity awards, our compensation committee believes equity awards are the most effective mechanism for creating long-term incentives for value generation. As described below in this proxy statement under “Executive Compensation and Related Matters,” equity compensation is a significant component of our overall compensation program for our executive officers as well as many of our other employees. Reduced availability of equity as a compensation element would put us at a competitive disadvantage in the talent market, and it would also hamper our ability to align our compensation with long-term stockholder value creation.
In order to continue to recruit and retain the employees, officers and directors needed to move Wayfair’s business forward, the Board approved Amendment No. 1 and recommends that stockholders vote in favor of this Proposal No. 4. The Board believes that Amendment No. 1 and our stockholders’ approval of this Proposal No. 4 are critical to allow us to continue to offer a competitive equity incentive program to current employees and new talent. If Proposal No. 4 is not approved by our stockholders, we may need to continue to operate the 2023 Plan pursuant to its current provisions until there are no longer shares remaining available for issuance under the 2023 Plan, and the compensation committee would need to consider alternative arrangements for delivering competitive long-term compensation, including cash-based programs, which may be less effective in attracting, retaining, and compensating eligible officers, employees and directors. This could impact our liquidity and could reduce the alignment between the interests of our employees and those of our stockholders. Further, if Proposal No. 4 is not approved at the Annual Meeting, the CEO PSU Award will terminate immediately and automatically pursuant to its terms. As a result, the compensation committee would need to revisit its approach regarding Mr. Shah, as the CEO PSU Award was designed to retain and incentivize Mr. Shah’s continued performance as CEO over the award’s ten-year period.

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Burn Rate
The following table sets forth information regarding historical awards granted during 2023, 2024 and 2025, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares of common stock outstanding for that year, for each of the last three fiscal years:

Share Element	2023	2024	2025	Three-Year Average
Stock Options Granted	0	0	0
Full-Value Awards Granted	6,766,543	5,577,581	5,181,341
Total Awards Granted (1)	6,766,543	5,577,581	5,181,341
Weighted average common shares outstanding during the fiscal year	114,000,000	123,000,000	128,000,000
Annual Gross Burn Rate (2)	5.9%	4.5%	4.0%	4.8%
Annual Net Burn Rate (3)	4.0%	3.7%	3.8%	3.8%
(1)Total Awards Granted represents the sum of stock options and full-value awards granted during the applicable year. The 5,000,000 PSUs approved in September 2025 and described above are not included in Total Awards Granted because the issuance of the shares underlying that award is subject to and contingent upon stockholder approval of this Proposal No. 4 and such shares are not currently issuable under the 2023 Plan.
(2)Gross burn rate is calculated using Total Awards Granted.
(3)Net burn rate is calculated using Total Awards Granted less cancellations and forfeitures during the applicable year.
Summary of the 2023 Plan
The principal features of the 2023 Plan, as amended by Amendment No. 1, are summarized below. This summary is not a complete description of the 2023 Plan and is qualified in its entirety by reference to the 2023 Plan and Amendment No. 1, which is attached to this Proxy Statement as Exhibit A and is incorporated herein by reference. For purposes of this summary, all references to the “2023 Plan” include the 2023 Plan and Amendment No. 1. Other than the increase in the share reserve as provided under Amendment No. 1, there are no material changes to the 2023 Plan as initially in effect.
Administration. The 2023 Plan will be administered by the compensation committee. The compensation committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants and to determine the specific terms and conditions of each award, subject to the provisions of the 2023 Plan. Subject to certain limitations and guidelines, as well as applicable laws, the Board or the compensation committee may delegate to a committee of one or more members of the Board or one or more officers of the company or to such other person or body as it deems appropriate the authority to grant or amend awards under the 2023 Plan or to take other administrative action for individuals who are not subject to Section 16 of the Exchange Act or such persons to whom authority to grant or amend awards has been delegated.
Plan Limits. The maximum number of shares of Class A common stock that may be issued under the 2023 Plan is the sum of (i) 35,000,000 shares of Class A common stock (inclusive of the 20,000,000 share increase approved by the Board and proposed pursuant to Amendment No. 1 and this Proposal No. 4, and the shares of Class A common stock initially reserved for issuance under the 2023 Plan as of the effective date of the 2023 Plan); (ii) the number of shares of Class A common stock that were available for grant under the 2014 Plan as of the effective date of the 2023 Plan; and (iii) any shares of Class A common stock that are subject to 2014 Plan awards and become available for issuance under the 2023 Plan. In this regard, if shares subject to an award under the 2023 Plan or the 2014 Plan are forfeited or expire or if an award under the 2023 Plan or the 2014 Plan is settled for

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cash or is converted to shares of an unrelated entity in connection with a corporate transaction, such shares may, to the extent of such forfeiture, expiration, cash settlement or conversion, be used again for new grants under the 2023 Plan. Additionally, any shares subject to a full value award granted under the 2023 Plan that are retained by the Company to satisfy tax withholding obligations will be available for the grant of new awards under the 2023 Plan. However, any shares tendered or withheld to satisfy the exercise price or tax withholding obligation pursuant to an award other than a full value award, as well as shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right and any shares purchased on the open market with the cash proceeds from the exercise of options, may not be used for new grants. There are certain limits on the number of awards that may be granted under the 2023 Plan. For example, no more than 35,000,000 shares of Class A common stock may be issued upon the exercise of incentive stock options.
Eligibility. All of our officers, employees, directors and consultants are eligible to participate in the 2023 Plan, subject to the discretion of the administrator. As of March 23, 2026, approximately 14,000 individuals were eligible to participate in the 2023 Plan, which includes four (4) executive officers, 13,989 employees who are not executive officers, seven (7) non-employee directors and zero (0) consultants.
Non-Employee Director Compensation Limit. The 2023 Plan provides that the aggregate grant date fair value of all awards payable in shares of Class A common stock and the maximum cash value of any other award granted under the 2023 Plan to any non-employee director as compensation for services as a non-employee director, together with cash compensation paid to such director in the form of Board and committee retainer, meeting or similar fees, during any calendar year may not exceed $1,000,000. This limit is increased by $200,000 as the Board may deem necessary to compensate a director for service on a special purpose committee or for other special or extraordinary service, as determined in the discretion of the Board excluding any director receiving such additional compensation.
Types of Awards. The 2023 Plan provides for the grant of the following types of awards:
•Stock Options. The 2023 Plan permits the granting of (1) options to purchase Class A common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) options that do not so qualify. Options granted under the 2023 Plan will be non-qualified options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may be granted only to employees of Wayfair and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The exercise price of each option may not be less than 100% of the fair market value of the Class A common stock on the date of grant unless otherwise determined by the administrator. In the case of an incentive stock option that is granted to a greater than 10% owner, the exercise price of such incentive stock option shall be not less than 110% of the fair market value on the grant date. Fair market value for this purpose is determined by reference to the closing price of the shares of Class A common stock on the NYSE.
◦The term of each option is fixed by the administrator and generally may not exceed ten years from the date of grant (or five years from the date of grant in the case of an incentive stock option granted to a greater than 10% owner). The administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the administrator. In general, unless otherwise permitted by the administrator, no option granted under the 2023 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or, subject to the consent of the administrator, pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, unless the option has been disposed of pursuant to a domestic relations order.
◦Upon exercise of options, the option exercise price must be paid in full by the method or methods determined by the administrator, including: (i) cash, wire transfer of immediately available funds or check, (ii) shares of Class A common stock having a fair market value equal to the payment required and held for such period of time as may be established or required by the administrator, (iii) delivery of a written or electronic notice that the holder has placed a market sell order with a broker acceptable to Wayfair with respect to shares then issuable upon exercise or vesting of an award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to us in satisfaction of the aggregate payments required, (iv) any other form of legal

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consideration acceptable to the administrator in its discretion, or (v) any combination of the above permitted forms of payment.
◦To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.
•Restricted Stock Awards. The 2023 Plan permits the grant of restricted stock awards, subject to such conditions and restrictions as the administrator may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or other service relationship with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividends and other distributions paid or made with respect to shares of Class A common stock, but any dividends and distributions payable with respect to a restricted stock award shall be subject to the same restrictions as the underlying restricted stock award. For avoidance of doubt, dividends paid prior to vesting of shares of restricted stock shall be paid out to the participant only to the extent that the vesting conditions are subsequently satisfied and the shares of restricted stock vest.
•Restricted Stock Units. The 2023 Plan permits the grant of restricted stock units in such amounts and subject to such terms and conditions as determined by the administrator. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or other service relationship with us through a specified vesting period.
•Performance Awards. The 2023 Plan permits the grant of performance awards, including awards of performance stock units and other awards determined in the administrator’s discretion from time to time. The value of performance awards may be linked to the attainment of the performance goals or other specific criteria, whether or not objective, determined by the administrator, in each case on a specified date or dates or over any period or periods and in such amounts as may be determined by the administrator.
•Dividend Equivalents. The 2023 Plan permits the grant of dividend equivalent rights, either alone or in tandem with another award, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of Class A common stock. Dividend equivalent rights may be converted to cash or additional shares of Class A common stock by such formula and at such time and subject to such restrictions and limitations as may be determined by the administrator; provided, however, that dividend equivalents with respect to an award that are based on dividends paid prior to the vesting of such award shall be paid out to the holder only to the extent that the vesting conditions are subsequently satisfied and the award vests, and in no event may any award provide for a holder’s receipt of any other dividends prior to the vesting of such award. No dividend equivalents may be payable with respect to options or stock appreciation rights.
•Stock Payments. The 2023 Plan permits the grant of stock payments. The number or value of shares of any stock payment shall be determined by the administrator and may be based upon one or more performance goals or any other specific criteria, including service to Wayfair or any of its subsidiaries. Shares of Class A common stock underlying a stock payment that is subject to a vesting schedule or other conditions or criteria set by the administrator shall not be issued until those conditions have been satisfied. Stock payments may, but are not required to, be made in lieu of base salary, bonus, fees or other cash compensation.
•Stock Appreciation Rights. The 2023 Plan permits the grant of stock appreciation rights, subject to such conditions and restrictions as the administrator may determine. Stock appreciation rights entitle the recipient to shares of Class A common stock, cash or a combination of both equal to the value of the appreciation in the stock price over the exercise price. Unless otherwise determined by the administrator, the exercise price of a stock appreciation right may not be less than the fair market value of the shares of Class A common stock on the date of grant. The term of a stock appreciation right generally may not exceed ten years.
•Substitute Awards. Substitute awards granted upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction may be granted on such terms as the administrator deems appropriate, notwithstanding limitations on awards in the 2023 Plan. Shares subject to substitute awards will not reduce the shares authorized for grant under the 2023 Plan and shares subject to such substitute awards may not be added to the 2023 Plan’s share reserve if such awards are forfeited or expire.

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Change in Control Provisions. In the event of a dividend or other distribution, change in control (as defined in the 2023 Plan), reorganization, merger, amalgamation, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the company, or sale or exchange of common stock or other securities of the company, issuance of warrants or other rights to purchase common stock or other securities of the company, or other similar corporate transaction, as determined by the administrator, each a Corporate Transaction, or any unusual or nonrecurring transactions or events affecting Wayfair or any of its subsidiaries, or the financial statements of Wayfair or any of its subsidiaries, or of changes in applicable law or accounting principles, the administrator, in its discretion, and on such terms and conditions as it deems appropriate, is authorized to take any one or more of the following actions whenever the administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan or with respect to any award under the 2023 Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles: (i) provide for either (A) termination of any such award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the holder’s rights or (B) the replacement of such award with other rights or property selected by the administrator, in its discretion, having an aggregate value not exceeding the amount that could have been attained upon the exercise of such award or the realization of the holder’s rights, had such award been currently exercisable or payable or fully vested; (ii) provide that such award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) make adjustments in the number and type of shares of stock (or other securities or property) subject to outstanding awards and/or in the terms and conditions of (including the grant or exercise price) outstanding awards and awards that may be granted in the future; (iv) provide that such award shall be exercisable or payable or fully vested with respect to all shares covered thereby; (v) to replace such award with other rights or property selected by the administrator; and/or (vi) provide that the award will terminate and cannot vest, be exercised or become payable after such event.
Equity Restructuring. In the event of a Corporate Transaction that affects the Class A common stock such that an adjustment is determined by the administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan or with respect to any award thereunder, the administrator may make equitable adjustments, if any, to reflect such change with respect to: (i) the aggregate number and kind of shares that may be issued under the 2023 Plan; (ii) the number and kind of shares (or other securities or property) subject to outstanding awards; (iii) the number and kind of shares (or other securities or property) for which automatic grants are subsequently to be made to new and continuing non-employee directors; (iv) the terms and conditions of any outstanding awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (v) the grant or exercise price per share for any outstanding awards under the 2023 Plan.
Tax Withholding. Participants in the 2023 Plan are responsible for the payment of any federal, state, local or foreign taxes that we are required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The company or any of its subsidiaries shall have the authority and right to deduct or withhold, or require the holder to remit to us, an amount sufficient to satisfy federal, state, local and foreign taxes required by law to be withheld with respect to any taxable event arising as a result of the 2023 Plan. The administrator, in its discretion, may withhold, or allow a holder to elect to have Wayfair withhold, shares otherwise issuable under an award, which, unless otherwise determined by the administrator, shall be limited to the number of shares with a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum statutory withholding rates in such holder’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income (or such other rate as may be required to avoid adverse accounting consequences). Further, the administrator, in its sole discretion, may satisfy the foregoing requirement by any other manner of withholding set forth in the award agreement, including, without limitation, by entry into a broker-sell arrangement whereby a number of shares issued pursuant to an award is immediately sold and proceeds from such sale are remitted to the company in an amount that would satisfy the withholding amount due.
Amendment, Suspension or Termination of the Plan. The Board or compensation committee may at any time wholly or partially amend or otherwise modify, suspend or terminate the 2023 Plan. However, no such action may impair any rights or obligation under any award without the holder’s consent unless the award otherwise expressly provides, or to the extent the forfeiture and claw-back provisions of the 2023 Plan apply to the holder, or to the extent the administrator determines amendments are necessary or appropriate for purposes of compliance

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with Section 409A of the Code. Certain amendments to the terms of the 2023 Plan, including the maximum number of shares that may be issued under the 2023 Plan, will require the approval of our stockholders.
Claw-Back Provisions. All awards are subject to the forfeiture and claw-back provisions in the 2023 Plan to the extent set forth in the 2023 Plan and/or in the applicable award agreement.
Fair Market Value of Shares. The fair market value of the shares of our common stock on any relevant date, as defined under the 2023 Plan, is generally the closing sales price for a share as quoted on the NYSE, as reported in The Wall Street Journal or such other source as the administrator deems reliable.
New Plan Benefits. Because the 2023 Plan is discretionary, benefits to be received in the future by eligible individuals generally are not determinable. The 2023 Plan does not contain objective criteria for determining the compensation payable thereunder. However, if Amendment No. 1 is approved, Mr. Shah will be eligible to receive up to 5,000,000 shares under the CEO PSU Award, in accordance with the terms of such award. The closing price of our Class A common shares as reported on the NYSE on March 23, 2026 was $76.56 per share.
Tax Aspects Under the Code
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2023 Plan as of the date hereof. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2023 Plan, as the tax consequences may vary with the types of awards made, the identity of the recipients, the method of payment or settlement of the award and other circumstances. It does not describe all U.S. federal tax consequences under the 2023 Plan, nor does it describe foreign, state or, local, or payroll tax consequences.
Incentive Stock Options. Generally, no taxable income is realized by the optionee upon the grant or exercise of an incentive stock option. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If shares of Class A common stock issued to an optionee pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) we will not be entitled to any deduction for federal income tax purposes.
If shares of Class A common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Class A common stock at exercise (or, if less, the amount realized on a sale of such shares of Class A common stock) over the exercise price thereof, and (ii) we will generally be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Class A common stock.
If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options. Generally, no income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of Class A common stock on the date of exercise, and we generally will receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Class A common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Class A common stock.
Stock Appreciation Rights. Generally, no income will be realized by a participant upon grant or vesting of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary compensation income in an amount equal to the fair market value of the number of shares (or the amount

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of cash) the participant receives in respect of the stock appreciation right. We will generally be able to deduct this amount.
Restricted Stock. A participant generally will not be subject to tax upon the grant of an award of restricted stock unless the participant elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture (i.e., the vesting date), the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date and the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b) of the Code, the participant will generally have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant and the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for the value of any shares subsequently required to be returned to us upon forfeiture of such shares. We will generally be able to deduct the amount of taxable compensation to the participant at the same time the amount is taxed to the participant.
Restricted Stock Units. A participant will not be subject to tax upon the grant or vesting of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant receives with respect to the award. We will generally be able to deduct the amount of taxable compensation to the participant.
Dividend Equivalents. A participant does not realize taxable income at the time of the grant of dividend equivalents, and we are not entitled to a deduction at that time. When a dividend equivalent is paid, the participant recognizes ordinary income and we are generally entitled to a corresponding deduction.
Other Awards. We generally will be entitled to a tax deduction in connection with other awards under the 2023 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Depending on the form of the award, participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.
Parachute Payments. To the extent that compensation provided under the 2023 Plan may be deemed to be contingent upon a change in control (including, e.g., the vesting of any portion of an award that is accelerated due to the occurrence of a change in control) a portion of such payments may be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, under Section 280G of the Code, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on Deductions. Under Section 162(m) of the Code, our deduction with respect to awards granted to “covered employees” (as defined in Section 162(m) of the Code) under the 2023 Plan may be limited to the extent that the “covered employee” receives compensation in excess of $1 million for the applicable year.
Section 409A. Certain types of awards under the 2023 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest penalties). To the extent applicable, the 2023 Plan and awards granted under the 2023 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the administrator, the 2023 Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code. We have no obligation to take any action to avoid the imposition of taxes, penalties or interest under Section 409A with respect to any award under the 2023 Plan and we make no representations or warranties as to the tax treatment of any award under the 2023 Plan under Section 409A or otherwise.

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Registration with the SEC
If our stockholders approve Proposal No. 4, and to the extent not already registered, we will file with the SEC a registration statement on Form S-8 to register the additional shares available for issuance under the 2023 Plan pursuant to Amendment No. 1, as soon as reasonably practicable after the approval. We have already filed with the SEC a registration statement on Form S-8 to register 5,000,000 of the 20,000,000 shares covered by Proposal No. 4.
In order for Proposal No. 4 to be approved, holders of a majority of the votes properly cast at the Annual Meeting must vote “FOR” Proposal No. 4. Abstentions and broker non-votes are not votes cast and will not be counted either “FOR” or “AGAINST” the proposal. Therefore, abstentions and broker non-votes will have no effect on the proposal.

BOARD RECOMMENDATION
☑	THE BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL NO. 4.

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EXECUTIVE OFFICERS
The following table sets forth our executive officers and their respective ages and positions with us as of the Record Date.

Name	Age	Position(s)
Niraj Shah	52	Co-Founder, Chief Executive Officer and President, Director (Co-Chairman)
Jon Blotner	45	President, Commercial and Operations
Kate Gulliver	44	Chief Financial Officer and Chief Administrative Officer
Fiona Tan	55	Chief Technology Officer
Our Chief Executive Officer, Niraj Shah, also serves on our Board and his biographical information can be found above under the heading “Proposal No. 1 - Election of Directors.” The biographical information for our other executive officers is set forth below.

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Jon Blotner
President, Commercial and Operations
In Role Since: 2025 ‖ Age: 45

Mr. Blotner has served as Wayfair’s President, Commercial and Operations since January 2025. Mr. Blotner previously served as our Chief Commercial Officer from October 2023 to January 2025 and our Vice President, Global Merchandising, Proprietary Brands, Pricing and Advertising before that. Mr. Blotner also previously oversaw Wayfair’s Exclusive Brands and Specialty Retail Brands, which include AllModern, Joss & Main and Birch Lane, as well as its Global Merchandising, Pricing, Visual Media, 3D Operations and Technology, Merchandising as a Service, Advertising, and Supplier Acquisition and Onboarding functions.

Before joining Wayfair, Jon served as President of Gemvara.com until it was acquired by Berkshire Hathaway in 2016. Prior to Gemvara, Jon worked for Bain & Company in Boston, Massachusetts. He holds an M.B.A. from the Harvard Business School and a B.A. from the University of Pennsylvania.

Kate Gulliver
Chief Financial Officer and Chief Administrative Officer
In Role Since: 2022 ‖ Age: 44

Ms. Gulliver has served as Chief Financial Officer and Chief Administrative Officer since November 2022 and previously served as our Incoming Chief Financial Officer from May 2022 to November 2022. Prior to that, Ms. Gulliver served as Wayfair’s Chief People Officer from May 2016 to May 2022 where she built up the company’s talent organization. Prior to leading the talent function, Ms. Gulliver managed the company's Investor Relations team where she drove all communication and relationship development with outside investors. Previously, Ms. Gulliver worked as an investor for nearly five years at Bain Capital, the Boston-based private equity firm. She started her career in consulting at McKinsey & Company. Ms. Gulliver holds an M.B.A. from Harvard Business School, and a B.A. from Yale University. Ms. Gulliver has served as a non-executive director of PVH Corp. (NYSE: PVH) since 2024.

Fiona Tan
Chief Technology Officer
In Role Since: 2022 ‖ Age: 55

Ms. Tan has served as our Chief Technology Officer since March 2022 and previously served as our Global Head of Customer and Supplier Technology from September 2020 to March 2022. Prior to Wayfair, Ms. Tan served as Senior Vice President of U.S. Technology at Walmart where she was responsible for innovation and engineering execution spanning its site, mobile app and all associate and merchant-facing technology across its e-commerce and stores business in the U.S from April 2014 to August 2020. Prior to Walmart, Ms. Tan served in a number of leadership roles at Ariba from January 2012 to April 2014, where she led a global engineering organization responsible for the strategy, lifecycle, and delivery of the Ariba Commerce Network, as well as TIBCO Software. Ms. Tan received a B.S. from MIT and a master’s degree from Stanford University. Ms. Tan has served as a non-executive director of Stitch Fix, Inc. (NASDAQ: SFIX) since 2024 and previously served on the Board of The AZEK Company Inc.

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EXECUTIVE COMPENSATION AND RELATED MATTERS
Compensation Discussion and Analysis
Compensation Overview
This CD&A provides an overview and analysis of the elements of our compensation program for our named executive officers (“NEOs”), identified below, the material compensation decisions made under that program and reflected in the executive compensation tables that follow this CD&A and the material factors considered in making those decisions. We believe in rewarding our NEOs for their performance and utilize compensation as a tool to attract and retain the high-caliber executives that we believe are critical to our long-term success. Equity compensation has always been and continues to be a significant component of our executive compensation program. This philosophy applies to our NEOs as well as many of our employees, with the equity weighting increasing with seniority. We do not believe success can be measured by any one specific performance metric. By weighting significantly towards equity, our compensation philosophy broadly incentivizes our NEOs to focus on the long-term value drivers that are most important for our customers and our suppliers, and which in turn should drive stock price appreciation and deliver value to our executives, employees and our stockholders. Equity awards are calculated using a trailing average stock price methodology to determine the number of shares granted, once the dollar value of the award has been determined.
In 2025, we granted a performance stock unit (“PSU”) award to our Chief Executive Officer (sometimes referred to herein as the “CEO PSU Award”). We did not grant PSUs to our other NEOs.
Our NEOs are all employed on an at-will basis, and do not receive material perquisites. We offer a qualified 401(k) retirement plan with employer matching, but do not offer nonqualified deferred compensation plans, supplemental executive retirement plan benefits or formal cash severance programs.
Compensation for our NEOs consists primarily of the elements, and their corresponding objectives, identified in the following table.

Compensation Element	Primary Objective
Base Salary	To recognize performance of job responsibilities and to attract and retain individuals with superior talent.
Equity Awards	To emphasize our long-term performance objectives, directly align a portion of compensation with the achievement of performance goals, encourage the maximization of stockholder value and retain key executives by providing an opportunity to participate in the ownership of our common stock.
Retirement Savings (401(k))	To provide an opportunity for tax-efficient savings and long-term financial security.
The compensation committee has primary authority to determine and approve compensation decisions with respect to our NEOs; provided, however, that our Co-Founders make recommendations to the compensation committee regarding the compensation of the NEOs, excluding themselves. In alignment with the objectives set forth above, the compensation committee determines overall compensation and its allocation among the elements described above, in reliance upon the judgment and general industry knowledge of its members obtained through years of service with comparably-sized companies in our industry and similar industries. In 2025, the Special Committee (comprised of disinterested directors) recommended, and the Board, with Mr. Shah recusing himself from the deliberation and vote, approved the CEO PSU Award.

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Our Named Executive Officers
For the fiscal year ended December 31, 2025, our NEOs are:

Name	Title
Niraj Shah	Co-Founder, Chief Executive Officer and President, Director (Co-Chairman)
Jon Blotner	President, Commercial and Operations
Kate Gulliver	Chief Financial Officer and Chief Administrative Officer
Fiona Tan	Chief Technology Officer
Our compensation decisions for the NEOs in 2025 are discussed below relative to each of the above-described elements of our compensation program. The discussion below is intended to be read in conjunction with the executive compensation tables and related disclosures that follow this CD&A.
Determination of Compensation
The compensation committee has primary authority to determine and approve compensation paid to our NEOs. Among its responsibilities, the compensation committee reviews compensation policies and practices to ensure alignment with our compensation philosophy and to confirm that total compensation paid to our NEOs is fair, reasonable and competitive. In doing so, the compensation committee considers national surveys and other publicly available executive compensation data, our position within our industry (including comparative performance), and each NEO’s level of expertise and experience.
The compensation committee establishes NEO compensation targets, including base salary and equity compensation, and evaluates the performance of the Chief Executive Officer and other NEOs. The Co-Founders provide recommendations at least annually regarding the compensation of the NEOs, excluding themselves. NEO performance and compensation are reviewed and approved at least annually by the compensation committee. In 2025, the Special Committee (comprised of disinterested directors) recommended, and the Board, with Mr. Shah recusing himself from the deliberation and vote, approved the CEO PSU Award.
In determining compensation for our NEOs, the compensation committee considers each NEO’s particular position and responsibility and relies upon the judgment and industry experience of its members, including their knowledge of competitive compensation levels across companies and industries. We believe that our compensation should be competitive with compensation for executive officers in similar positions and with similar responsibilities in the market. Our compensation committee, our total rewards team and our management reference national surveys and publicly available executive officer compensation data from e-commerce, retail, and technology organizations as an input for compensation decisions.
In 2025, the Special Committee retained Compensia, a leading national compensation consulting firm, to provide independent advice in connection with the CEO PSU Award. Among other things, Compensia assisted the Special Committee with peer benchmarking and award design. Compensia also reviewed and advised the company with respect to the equity plan proposal included in this proxy statement.
In 2023, we asked our stockholders, through an advisory vote, to approve the compensation of our NEOs. The 2023 advisory vote received the approval of 91.9% of the votes cast on the proposal. Although the results of the say-on-pay vote are advisory and not binding on the company, the Board or the compensation committee, we value the opinions of our stockholders and take the results of the say-on-pay vote into account when making decisions regarding the compensation of our NEOs.
In 2022, our stockholders approved, on an advisory basis, a frequency of once every three (3) years for casting advisory votes to approve executive compensation. Consistent with that determination, an advisory vote on executive compensation is being held at the 2026 Annual Meeting, and the next advisory vote on the frequency of advisory votes to approve executive compensation will be held no later than the 2028 Annual Meeting.

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Elements of Our Executive Compensation Program
Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain talent. The compensation committee reviews base salaries of our NEOs in the first quarter of each year. Base salary is set at the compensation committee’s discretion after taking into account the recommendations of our Co-Founders regarding NEOs, excluding themselves, our company-wide target for base salary increases for all employees, the competitive landscape, inflation, changes in the scope of an executive officer’s job responsibilities, and other components of compensation and other relevant factors. In 2025, following an assessment taking into account the foregoing factors and a desire to maintain heavy weighting toward equity-based compensation, the compensation committee maintained the NEOs’ existing base salaries as follows:

NEO	Base Salary ($)
Niraj Shah	80,000
Jon Blotner	250,000
Kate Gulliver	250,000
Fiona Tan	250,000
In February 2026, after completing its annual review of executive compensation and taking into account the factors described above, the compensation committee approved an increase in the annual base salary for each of our NEOs to $350,000, effective April 1, 2026. As a result, the increase will be reflected on a prospective basis beginning in the 2026 compensation year and will not be fully reflected in fiscal 2026 base salary amounts. The compensation committee determined that this adjustment was appropriate to reflect market considerations, while continuing to emphasize long-term, equity-based compensation as the primary component of executive pay.
Equity Awards
In furtherance of our focus on long-term performance, a significant portion of our NEOs’ total compensation is equity-based. For our NEOs other than Mr. Shah, the compensation committee believes that the granting of time-based restricted stock units (“RSUs”) encourages retention and aligns the interests of such NEOs with those of our stockholders, with a goal toward increasing stockholder value.
The compensation committee determines the terms (including grant amounts and vesting schedules) of RSUs after taking into account other direct compensation elements, prior equity grants, recommendations from our Co-Founders regarding NEOs (excluding Mr. Shah), benchmarking inputs and the competitive landscape for executive talent. New NEOs may receive sizable equity awards at the time of hire and are eligible to receive additional awards to recognize performance and continue to incentivize our long-term strategic and financial objectives. Such equity awards are subject to service-based vesting conditions through the applicable vesting dates. We believe this structure encourages employees to take an owner mindset and focus on sustained stockholder value creation.
In 2025, the CEO PSU Award was granted to Mr. Shah (contingent upon stockholder approval of an amendment to the 2023 Plan to increase the number of shares available for issuance thereunder). The Special Committee (comprised of disinterested directors) recommended, and the Board, with Mr. Shah recusing himself from the deliberation and vote, approved the CEO PSU Award. The CEO PSU Award covers a total of 5,000,000 shares, divided into six tranches over specified performance periods within the ten years following the grant date, with vesting of each tranche conditioned upon the satisfaction of both a service-based vesting condition and a performance-based vesting condition. The service-based vesting condition requires Mr. Shah to remain in his role as Chief Executive Officer through the applicable vesting dates. The performance-based vesting condition requires the achievement, over specified performance periods, of specified stock price hurdles ranging from $176 to $679 (measured using a 60-day trailing average closing stock price), representing premiums ranging from 100% to 675% above our closing price on the business day before the date the CEO PSU Award was approved. No portion of a tranche will vest unless both the service-based and performance-based vesting conditions applicable to such tranche are satisfied; if a stock price hurdle is not achieved within the applicable performance period (or if Mr. Shah is no longer our Chief Executive Officer when a stock price hurdle is achieved), the related tranche will be forfeited. Vesting of any tranche may occur no earlier than 2027. The award is subject to the company’s Clawback Policy (as defined below), and prohibits Mr. Shah from disposing of any shares delivered upon vesting of tranches two through

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six until after the one-year anniversary of the applicable vesting date (except as required to satisfy tax obligations related to such vesting).
In response to prior stock price volatility, the compensation committee began granting quarterly equity awards in 2023 (and continued this practice through March 2026, except with respect to the CEO PSU Award) in order to more closely align realized equity value with target total compensation levels. Because our NEOs continue to hold equity awards granted in prior years, the size of equity awards in a particular year may vary among NEOs even where their target total compensation is similar, as more recent awards may reflect adjustments intended to align overall long-term equity positioning. Beginning in the 2026 compensation year (i.e., after our March quarterly grants), we plan to transition to annual equity awards, with equity continuing to vest quarterly, to more closely align with our broader historical philosophy of emphasizing long-term performance.
The following equity awards were granted to our NEOs in 2025:

NEO	Shares of Class A Common Stock Subject to RSU Awards (#) (1)	Grant Date Fair Value of RSU Awards ($) (2)	Shares of Class A Common Stock Subject to CEO PSU Award (#) (1)	Grant Date Fair Value of CEO PSU Award ($) (3)
Niraj Shah			5,000,000	280,557,500
Jon Blotner	134,894	7,879,223
Kate Gulliver	131,117	7,660,668
Fiona Tan	157,841	9,220,960
(1)See the “Grants of Plan-Based Awards in 2025” table below for more information related to each award.
(2)Represents the aggregate fair value on the grant date of RSUs granted to our NEOs calculated in accordance with FASB ASC Topic 718. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our 2025 Form 10-K for a discussion of assumptions made in determining the value of our stock awards.
(3)The grant date fair value of the PSUs ranged from $48.55 to $72.18 per share, which was determined using a Monte Carlo simulation model. The Monte Carlo simulation included various assumptions such as the expected volatility. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our 2025 Form 10-K for a discussion of assumptions made in determining the value of the CEO PSU Award.

    In light of Mr. Shah’s significant equity interest in Wayfair, no time-based equity awards were granted to Mr. Shah in 2025. However, as described above, in 2025, the CEO PSU Award was granted to Mr. Shah, which is designed to retain and incentivize Mr. Shah in light of his consistent and unmatched leadership since co-founding the company.
Defined Contribution Plans
We maintain a defined contribution plan that is tax-qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), which we refer to as the 401(k) Plan. The 401(k) Plan permits our eligible salaried employees to defer receipt of portions of their eligible salaries, subject to certain limitations imposed by the Code, by making contributions to the 401(k) Plan, including flexible compensation contributions, Roth contributions, catch-up contributions and after-tax contributions.
We provide matching contributions to the 401(k) Plan in an amount equal to 100% of each participant’s pre-tax contribution up to a maximum of 4% of the participant’s annual eligible cash compensation, subject to certain other limits. In 2025, we made a company contribution to the 401(k) Plan in an amount equal to approximately $20 million. Participants are 100% vested in all contributions, including company contributions. The 401(k) Plan is offered on a nondiscriminatory basis to all of our salaried employees, including NEOs.
The compensation committee believes that matching contributions assist us in attracting and retaining talented employees and executives. The 401(k) Plan provides an opportunity for participants to save money for retirement on a tax-deferred basis and to achieve financial security, thereby promoting retention.

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Employment and Change in Control Arrangements
Employment Agreements
We have an employment letter agreement with Mr. Shah, the material terms of which are described below.
Mr. Shah: We entered into an amended and restated employment letter agreement with Mr. Shah on May 6, 2014, which entitles Mr. Shah to receive an annual base salary, subject to periodic increases (but not decreases) at the discretion of the Board. The letter agreement also entitles him to participate in the employee benefit plans and programs that we offer to our other full-time employees. Mr. Shah’s employment letter agreement contains restrictive covenants which prohibit him from competing with us or soliciting our employees, consultants or suppliers for twenty-four (24) months following termination of employment. Pursuant to Mr. Shah’s employment letter agreement, if we terminate his employment without cause (as defined therein) or if he resigns for good reason (as defined therein) he will receive healthcare benefit continuation until the earlier of (i) the last day of the applicable COBRA period and (ii) twenty-four (24) months following termination.
Other NEOs: We have not entered into employment agreements with Mr. Blotner or Mses. Gulliver or Tan, however, each of Mr. Blotner, and Mses. Gulliver and Tan is subject to the company’s non-compete, non-solicitation, non-disclosure and invention agreement designed for all employees.
Restricted Stock Unit Vesting
The award agreements governing the NEOs’ outstanding RSU awards (including those granted in 2025) provide that, in the event of termination of employment within twelve (12) months following a change in control (as each such term is defined in the applicable award agreement) for any reason other than cause (excluding a resignation by the NEO or a termination as a result of the NEO’s death or disability), 50% of the NEOs’ unvested RSUs will vest.
CEO PSU Award
In September 2025, in light of Mr. Shah’s founding role and long-term leadership, the Special Committee recommended, and the Board (with Mr. Shah recusing himself from the deliberation and vote) approved the CEO PSU Award, which was designed to further align his compensation opportunity with sustained stockholder value creation and to incentivize continued leadership through our next phase of growth.
Pursuant to the award agreement governing the CEO PSU Award, vesting is subject to both continued service and achievement of specified stock price performance conditions, as described above. In the event of a change in control (as defined in the 2023 Plan), if the per-share acquisition price equals or exceeds any unachieved stock price hurdle applicable to one or more tranches and Mr. Shah continues to serve as Chief Executive Officer through the closing date, the applicable tranche(s) (or, if the acquisition price falls between two stock price hurdles, a pro rata portion of the next tranche determined by linear interpolation) will vest immediately prior to the closing of the change in control. Any tranches for which the applicable stock price hurdles are not satisfied as of the change in control will be forfeited.
Other Elements of Compensation and Perquisites
We maintain broad-based benefits that are provided to all employees, including our NEOs. These benefits include a 401(k) retirement savings plan with matching contributions, a group health plan, group term life insurance and health and financial wellness programs. For more information about our 401(k) plan, see the discussion under the heading “Defined Contribution Plans” above. Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. However, we have provided certain perquisites to our NEOs in situations where we believe it is appropriate, including personal tax preparation services, principally to allow them to devote more time to our business.
In addition, beginning in 2021, the compensation committee authorized a security program for Mr. Shah to address safety concerns, including specific threats to his safety arising directly as a result of his position with the company. We believe the costs of this overall security program are reasonable and appropriate and that the program benefits the company. Although we do not consider this program to be a perquisite for the benefit of Mr. Shah for the reasons described above, the costs related to personal security under this program are reported in the “All Other Compensation” column in the Summary Compensation Table below.

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The compensation committee reviews these perquisites to ensure they are consistent with our philosophy and appropriate in magnitude.
Compensation Recovery Policy
In October 2023, our Board adopted a Compensation Recovery Policy (“Clawback Policy”) consistent with the SEC rules and NYSE listing standards. The Clawback Policy applies to our current and former executive officers, including all NEOs, and subjects any incentive-based compensation received on or after October 2, 2023 to recovery in the event we are required to prepare an accounting restatement to correct material noncompliance with any financial reporting requirement under U.S. securities laws. In these circumstances, the Clawback Policy requires our company to recover the portion of incentive-based compensation that is deemed to have been erroneously awarded, unless the compensation committee (which administers the policy) has determined that recovery would be impracticable and that one or more of the allowable impracticability conditions under SEC rules has been met. Recovery is required whether or not the applicable officer engaged in misconduct or otherwise caused or contributed to the requirement for the restatement.
Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information
The compensation committee generally has reviewed and approved equity awards to our NEOs and other eligible employees on a quarterly basis. We also make equity awards at other times during the year for new hires or for other reasons, including, for example, a job promotion. As noted in “Equity Awards” above, beginning in 2026, we expect to transition to an annual equity grant cycle (with off-cycle grants, as needed, for new hires, promotions or other business needs).
We do not backdate or retroactively grant RSUs. In recent years (including 2025), we granted equity awards to our NEOs (other than Mr. Shah) quarterly and at the same time each quarter, consistent with grants to our other employees, in order to more closely align our employees, including our NEOs, with their target total compensation. We do not time our equity awards to take advantage of the release of earnings or other major announcements by us or market conditions.
The company does not currently grant new awards of stock options, stock appreciation rights, or similar option-like instruments. Accordingly, the company has no specific policy or practice on the timing of such awards in relation to the disclosure of material nonpublic information by the company. In the event the company determines to make new grants of any such awards, the Board and the compensation committee will evaluate the appropriate steps to take in relation to the foregoing.

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Compensation Committee Report
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of Wayfair Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the company specifically incorporates the report by reference therein.

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with the company’s management. Based on this review and discussion, the compensation committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

By the Compensation Committee of the Board of Directors of Wayfair Inc.:
Andrea Jung Michael Kumin (Chairperson) Michael E. Sneed
Summary Compensation Table
The following table sets forth information with respect to the compensation of our NEOs for the fiscal years indicated:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Niraj Shah, Co-Founder, Chief Executive Officer and President, Director (Co-Chairman)	2025	80,000	280,557,500	209,568	280,847,068
	2024	80,000	—	203,145	283,145
	2023	80,000	—	145,167	225,167
Jon Blotner President, Commercial and Operations (3)	2025	250,000	7,879,223	9,616	8,138,839
	2024	250,000	4,277,176	9,231	4,536,407
	2023	250,000	2,270,528	9,231	2,529,759
Kate Gulliver, Chief Financial Officer and Chief Administrative Officer	2025	250,000	7,660,668	10,000	7,920,668
	2024	250,000	4,728,130	10,000	4,988,130
	2023	250,000	4,892,322	10,000	5,152,322
Fiona Tan, Chief Technology Officer	2025	250,000	9,220,960	10,000	9,480,960
	2024	250,000	6,103,707	9,616	6,363,323
	2023	250,000	4,448,433	10,000	4,708,433
(1)Represents the aggregate fair value on the grant date of RSUs and PSUs, granted to our NEOs (as applicable) calculated in accordance with FASB, ASC Topic 718. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our 2025 Form 10-K for a discussion of assumptions made in determining the value of our stock awards. For Mr. Shah, the PSUs are contingent upon stockholder approval of an amendment to the 2023 Plan to increase the number of shares available for issuance thereunder.
(2)For Mr. Blotner and Mses. Gulliver and Tan, amounts reported for 2025 represent employer contributions under our 401(k) Plan. For Mr. Shah, the amount reported in 2025 represents employer contributions under our 401(k) Plan and also includes approximately $206,368 for costs related to personal security under the Co-Founders’ overall security program.
(3)Mr. Blotner was appointed our President, Commercial and Operations, effective January 1, 2025. Mr. Blotner previously served as our Chief Commercial Officer since October 1, 2023.

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Grants of Plan-Based Awards in 2025
The following table sets forth information regarding the grant of plan-based awards made during 2025 to our NEOs under the Wayfair Inc. 2023 Incentive Award Plan (the “2023 Plan”):

Name		Grant Date	Type of Award	Maximum estimated Future Payouts under equity incentive plan awards (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Niraj Shah	(2)	9/19/2025	PSU	5,000,000		280,557,500
Jon Blotner	(3)	3/19/2025	RSU		38,742	1,227,734
	(4)	6/19/2025	RSU		51,305	2,519,589
	(5)	9/22/2025	RSU		26,145	2,229,907
	(6)	12/21/2025	RSU		18,702	1,901,993
Kate Gulliver	(7)	3/19/2025	RSU		37,068	1,174,685
	(8)	6/19/2025	RSU		50,604	2,485,162
	(9)	9/22/2025	RSU		25,444	2,170,119
	(10)	12/21/2025	RSU		18,001	1,830,702
Fiona Tan	(11)	3/19/2025	RSU		44,586	1,412,930
	(12)	6/19/2025	RSU		60,990	2,995,219
	(13)	9/22/2025	RSU		30,624	2,611,921
	(14)	12/21/2025	RSU		21,641	2,200,890
(1)Represents the aggregate fair value on the grant date of RSUs and PSUs granted to our NEOs calculated in accordance with FASB ASC Topic 718. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our 2025 Form 10-K for a discussion of assumptions made in determining the value of our stock awards.
(2)The grant date fair value of the PSUs ranged from $48.55 to $72.18 per share, which was determined using a Monte Carlo simulation model. The Monte Carlo simulation included various assumptions such as the expected volatility. See Note 10 of the “Notes to Consolidated Financial Statements - Equity-Based Compensation” in our 2025 Form 10-K for a discussion of assumptions made in determining the value of the PSU award. The PSUs are pursuant to the CEO PSU Award, which is contingent upon stockholder approval of Amendment No. 1 to the 2023 Plan to increase the number of shares available for issuance thereunder. The maximum estimated future payouts represents the maximum number of PSUs that are eligible to be earned pursuant to the agreement governing the CEO PSU Award. The actual number of PSUs that may vest, if any, will be determined based on the company’s achievement, over specific performance periods, of specified stock price hurdles ranging from $176 to $679 (measured using a 60-day trailing average closing stock price), subject to Mr. Shah’s continued service as our Chief Executive Officer as of the applicable vesting date(s). Accordingly, Mr. Shah may earn less than the maximum number of PSUs reflected in this table, including zero.
(3)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on April 1, 2025 with respect to all 38,742 shares.
(4)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on July 1, 2025 with respect to all 51,305 shares.
(5)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on October 1, 2025 with respect to all 26,145 shares.
(6)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on January 1, 2026 with respect to all 18,702 shares.
(7)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on April 1, 2025 with respect to all 37,068 shares.

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(8)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on July 1, 2025 with respect to all 50,604 shares.
(9)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on October 1, 2025 with respect to all 25,444 shares.
(10)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on January 1, 2026 with respect to all 18,001 shares.
(11)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on April 1, 2025 with respect to all 44,586 shares.
(12)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on July 1, 2025 with respect to all 60,990 shares.
(13)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on October 1, 2025 with respect to all 30,624 shares.
(14)These RSUs vest upon the satisfaction of a service condition, which was fully satisfied on January 1, 2026 with respect to all 21,641 shares.
Outstanding Equity Awards at Fiscal Year-End 2025
The following table provides information regarding the outstanding equity awards held by our NEOs as of December 31, 2025:

			Stock Awards
Name		Grant Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(1)
Niraj Shah	(2)	9/19/2025			5,000,000	502,050,000
Jon Blotner	(3)	11/11/2021	1,306	131,135
	(4)	4/18/2022	1,091	109,547
	(5)	12/21/2025	18,702	1,877,868
Kate Gulliver	(6)	11/11/2021	1,567	157,342
	(7)	4/18/2022	1,309	131,437
	(8)	2/1/2023	2,880	289,181
	(9)	12/21/2025	18,001	1,807,480
Fiona Tan	(10)	4/18/2022	8,066	809,907
	(11)	12/21/2025	21,641	2,172,973

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(1)Amount shown is based on the closing price of our Class A common stock, of $100.41 as reported on the NYSE on December 31, 2025, the last trading day of our most recently completed fiscal year.
(2)Represents shares issuable under the CEO PSU Award, which is contingent upon stockholder approval of Amendment No. 1 to the 2023 Plan to increase the number of shares available for issuance thereunder. The CEO PSU Award is divided into six tranches over specified performance periods within the ten years following the grant date, with vesting of each tranche conditioned upon the satisfaction of both a service-based vesting condition and a performance-based vesting condition. The service-based condition requires Mr. Shah to remain in his role as Chief Executive Officer through the applicable vesting dates. The performance-based condition requires the achievement, over specified performance periods, of specified stock price hurdles ranging from $176 to $679 (measured using a 60-day trailing average closing stock price).
(3)These RSUs, which were granted in multiple awards on November 11, 2021, vest upon the satisfaction of a service condition and have no expiration date. 326 shares vested on January 1, 2026. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 326 shares will vest on April 1, 2026, 326 shares will vest on July 1, 2026 and 327 shares will vest on October 1, 2026.
(4)These RSUs, which were granted in multiple awards on April 18, 2022, vest upon the satisfaction of a service condition and have no expiration date. 181 shares vested on January 1, 2026. With respect to the number of shares that have not vested, subject to continued service on each applicable vesting date, 181 will vest on April 1, 2026, and an aggregate amount of 729 shares will vest in substantially equal quarterly amounts commencing July 1, 2026.
(5)These RSUs, which were granted on December 21, 2025, vest upon the satisfaction of a service condition and have no expiration date. The service condition was fully satisfied and the shares vested in full on January 1, 2026.
(6)These RSUs, which were granted in multiple awards on November 11, 2021, vest upon the satisfaction of a service condition and have no expiration date. 391 shares vested on January 1, 2026. Subject to continued service on each applicable vesting date, 392 shares will vest on April 1, 2026, 392 shares will vest on July 1, 2026 and 392 shares will vest on October 1, 2026.
(7)These RSUs, which were granted in multiple awards on April 18, 2022, vest upon the satisfaction of a service condition and have no expiration date. 217 shares vested on January 1, 2026. Subject to continued service on each applicable vesting date, 217 shares will vest on April 1, 2026, and an aggregate amount of 875 shares will vest in four substantially equal quarterly amounts commencing July 1, 2026.
(8)These RSUs, which were granted in multiple awards on February 01, 2023, vest upon the satisfaction of a service condition and have no expiration date. 584 shares vested on January 1, 2026. Subject to continued service on each applicable vesting date, 584 shares will vest on April 1, 2026, and an aggregate amount of 1,712 shares will vest in four substantially equal quarterly amounts commencing July 1, 2026.
(9)These RSUs, which were granted on December 21, 2025, vest upon the satisfaction of a service condition and have no expiration date. The service condition was fully satisfied and the shares vested in full on January 1, 2026.
(10)These RSUs, which were granted in multiple awards on April 18, 2022, vest upon the satisfaction of a service condition and have no expiration date. 1,635 shares vested on January 1, 2026. Subject to continued service on each applicable vesting date, 1,636 shares will vest on April 1, 2026, and an aggregate amount of 4,795 shares will vest in four substantially equal quarterly amounts commencing July 1, 2026.
(11)These RSUs, which were granted on December 21, 2025, vest upon the satisfaction of a service condition and have no expiration date. The service condition was fully satisfied and the shares vested in full on January 1, 2026.

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Stock Vested in Fiscal Year 2025
The following table provides information regarding the vesting of RSUs held by NEOs for the year ended December 31, 2025. Our NEOs do not hold any stock options.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Niraj Shah	—	—
Jon Blotner	139,314	7,238,656
Kate Gulliver	143,659	7,439,310
Fiona Tan	171,202	8,901,247
(1)The value realized upon vesting has been calculated by multiplying the gross number of shares acquired on the vesting date, before tax withholding, by the closing stock price as reported on the NYSE of our Class A common stock on the vesting date. Therefore, the amounts shown in this column do not represent the actual amounts paid to or realized by the NEO during fiscal 2025.
Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders (1)	819,645	(2)	$—	(3)	6,981,236
Equity compensation plans not approved by security holders	N/A		N/A		N/A
(1)Consists of our 2014 Plan and the 2023 Plan.
(2)Consists of 819,645 shares issuable upon vesting of outstanding RSUs. The 5,000,000 PSUs underlying the CEO PSU Award, which was approved by the Board for issuance under the 2023 Plan in September 2025, are not included in this table because the award is subject to and contingent upon stockholder approval of Proposal No. 4 (and are, therefore, not yet issuable under the 2023 Plan).
(3)As of December 31, 2025, we had no options or warrants outstanding and therefore there is no related weighted average exercise price.

Pension and Nonqualified Deferred Compensation Plans
Our NEOs do not participate in any pension or nonqualified deferred compensation plans and received no pension benefits or nonqualified deferred compensation during the fiscal year ended December 31, 2025.

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Potential Payments upon Termination or Change in Control
Mr. Shah has an employment letter agreement, which provides for the payment or reimbursement of the cost for the continuation of certain health care benefits upon termination of employment. See “Employment and Change in Control Arrangements” above for a description of this arrangement. Pursuant to the terms of the award agreements governing their outstanding equity awards, our NEOs are entitled to double-trigger equity acceleration upon termination of their employment for any reason other than cause (excluding a resignation by the NEO or as a result of the NEO’s death or disability) occurring within twelve (12) months following a change in control (except that the CEO PSU Award provides for potential vesting upon a change of control, depending on the per share acquisition price). The following table sets forth the benefits that our NEOs would have received assuming a hypothetical termination of employment effective as of December 31, 2025 by us without cause or by the executive for good reason within twelve (12) months following a change in control.

Name		Payment Type	Termination without Cause/Resignation for Good Reason ($)	Termination without Cause following a Change in Control ($)
Niraj Shah	(1)	Benefit Continuation	54,751	54,751
		Equity Vesting	—	—
		Total	54,751	54,751
Jon Blotner	(2)	Equity Vesting	—	1,059,275
Kate Gulliver	(2)	Equity Vesting	—	1,192,720
Fiona Tan	(2)	Equity Vesting	—	1,491,440
(1)     Represents twenty-four (24) months of COBRA premiums..
(2)     Represents the market value of 50% of the unvested RSUs that would accelerate and is based on the closing price of our Class A common stock of $100.41 per share as reported on the NYSE on December 31, 2025, the last trading day of our most recently completed fiscal year.
CEO Pay Ratio Disclosure
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing disclosure regarding the ratio of the annual total compensation of Niraj Shah, our CEO, to that of our median employee. We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner intended to be consistent with Item 402(u) of Regulation S-K.
We identified the median employee by examining all W-2 reported earnings and similar reported earnings for employees located in jurisdictions outside the United States, excluding our CEO, for those who were employed by us on December 31, 2025. We included all employees, whether employed on a full-time or part-time basis. This reflects an analysis of our global workforce of 12,896 active employees as of December 31, 2025.
After identifying the median employee based on reported earnings through December 31, 2025, we calculated the annual total compensation for 2025 for such employee using the same methodology we used for our NEOs as set forth in the Summary Compensation Table above.
 For 2025, the value of the annual total compensation of the median employee was $49,254. For 2025, the annual total compensation of our CEO was $280,847,068. The resulting ratio of the two amounts is approximately 5,702:1.
The year-over-year increase in this ratio is primarily driven by the CEO PSU Award, which is included in the CEO’s annual total compensation as required under SEC rules and calculated in accordance with ASC 718. The CEO PSU Award is subject to multi-year service requirements and specified stock price performance thresholds and remains contingent upon stockholder approval of Amendment No. 1 to the 2023 Plan. Excluding the grant-date fair value of the CEO PSU Award, the CEO’s annual total compensation for 2025 would have been approximately $289,568, and the resulting pay ratio would have been approximately 6:1.

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Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following pay versus performance table to illustrate the relationship between executive compensation actually paid (“CAP”), as calculated under applicable SEC rules, and our financial performance.
The table presented below discloses CAP for (i) the company’s principal executive officer (“PEO”), Mr. Shah, and (ii) the company’s NEOs other than Mr. Shah (collectively, “Non-PEO NEOs”), on an average basis. Total compensation for our PEO and the Non-PEO NEOs has not been tied to any specific company performance measure. However, if Proposal No. 4 is approved at the Annual Meeting, total compensation for our PEO will be tied in part to stock price as the company’s performance measure. The amounts set forth below may vary significantly year over year due to factors such as stock price volatility, as was the case for the years presented here, particularly 2022 versus 2021. For additional information, see “Compensation Overview” and “Elements of Our Executive Compensation Program” above.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table (“SCT”) Total for PEO ($) (1)	CAP to PEO ($) (2)	Average SCT Total for Non-PEO NEOs ($) (3)	Average CAP to Non-PEO NEOs ($) (4)	Total Shareholder Return (TSR) ($) (5)	Peer Group TSR ($) (5)	Net (Loss) Income ($ in millions) (6)	Company Selected Measure: Stock Price (7)
2025	280,847,068	323,977,068	8,513,489	9,065,717	44.44	143.95	(313)	100.41
2024	283,145	283,145	4,443,238	4,001,630	19.62	133.04	(492)	44.32
2023	225,167	225,167	3,567,542	5,552,039	27.31	118.65	(738)	61.70
2022	751,221	751,221	4,472,309	(3,451,909)	14.56	97.63	(1,331)	32.89
2021	227,271	227,271	5,650,305	2,656,235	84.12	142.97	(131)	189.97
(1) Mr. Shah was the PEO for all five years in the table.
(2) To calculate average CAP, the average SCT Totals for the PEO are adjusted in accordance with Item 402(v) of Regulation S-K and presented in the table below. These amounts do not reflect actual amounts paid to or realized by the PEO. The assumptions used for determining fair values shown in this table are materially consistent with those used to determine the fair values disclosed as of the grant date of such awards.

	Year
	2025	2024	2023	2022	2021
SCT Total	$280,847,068	$283,145	$225,167	$751,221	$227,271
Less value of Stock Awards reported in SCT	(280,557,500)	—	—	—	—
Plus year-end fair value of outstanding and unvested equity awards granted in the covered fiscal year	323,687,500	—	—	—	—
Plus year over year change in fair value of outstanding and unvested equity awards granted in prior years	—	—	—	—	—
Plus fair value as of vesting date of equity awards granted and vested in the covered fiscal year	—	—	—	—	—
Plus year over year change in fair value of equity awards granted in prior years that vested in the covered fiscal year	—	—	—	—	—
Less prior year-end fair value for any equity awards forfeited in the covered fiscal year	—	—	—	—	—
CAP Total	$323,977,068	$283,145	$225,167	$751,221	$227,271

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(3) Represents the average SCT Totals for NEOs other than Mr. Shah. For 2025, Mr. Blotner and Mses. Gulliver and Tan were the Non-PEO NEOs. For 2024, Messrs. Conine, Blotner, and Netzer and Mses. Gulliver and Tan were the Non-PEO NEOs. For 2023, Messrs. Conine, Blotner, Netzer and Oblak and Mses. Gulliver and Tan were the Non-PEO NEOs. For 2022, Messrs. Conine, Fleisher, Netzer and Oblak and Mses. Gulliver and Tan were the Non-PEO NEOs. For 2021, Messrs. Conine, Fleisher, Macri, Miller, Netzer and Oblak were the Non-PEO NEOs.
(4) To calculate average CAP, the average SCT Totals for Non-PEO NEOs are adjusted in accordance with Item 402(v) of Regulation S-K and are presented in the table below. These amounts do not reflect actual amounts paid to or realized by the Non-PEO NEOs.

	Year
	2025	2024	2023	2022	2021
SCT Total	$8,513,489	$4,443,238	$3,567,542	$4,472,309	$5,650,305
Less value of Stock Awards reported in SCT	(8,253,617)	(4,218,053)	(3,325,344)	(4,240,052)	(5,418,746)
Plus year-end fair value of outstanding and unvested equity awards granted in the covered fiscal year	1,952,774	886,728	1,337,964	1,460,036	1,871,141
Plus year over year change in fair value of outstanding and unvested equity awards granted in prior years	303,241	(179,188)	662,696	(3,204,904)	(931,839)
Plus fair value as of vesting date of equity awards granted and vested in the covered fiscal year	6,472,864	3,230,620	2,722,443	497,452	591,629
Plus year over year change in fair value of equity awards granted in prior years that vested in the covered fiscal year	76,966	(161,715)	586,738	(2,436,750)	1,552,358
Less prior year-end fair value for any equity awards forfeited in the covered fiscal year	—	—	—	—	(658,613)
CAP Total	$9,065,717	$4,001,630	$5,552,039	$(3,451,909)	$2,656,235
(5) For purposes of calculating peer group TSR, we utilized the S&P Retail Select Industry Index. In accordance with applicable SEC rules, peer group TSR was calculated on a market capitalization weighted basis according to the respective issuers’ stock market capitalization at the beginning of each period for which a return is indicated. TSR is determined based on the value of an initial fixed investment of $100 in our Class A common stock measured on a cumulative basis from the market close on December 31, 2020, through and including the end of the fiscal year for which TSR is being presented in the table, assuming the reinvestment of any dividends.
(6) Represents net (loss) income, as reflected in the company’s audited financial statements included in our annual report on Form 10-K.
(7) If Proposal No. 4 is approved at the Annual Meeting and the shares underlying the CEO PSU Award become issuable (subject to satisfaction of the service-based and performance-based terms thereof), stock price will be the most important financial performance measure used by the company to link CAP to our PEO to performance of the company. The prices in the table are the closing price of the company’s Class A common stock as reported on the last trading day of the fiscal year. See “Equity Awards” and “CEO PSU Award” for discussion of the stock price goals applicable to the CEO PSU Award.
Relationship Between Pay versus Performance
The objectives of our compensation philosophy are to attract, incentivize, and retain our NEOs, reward NEO achievements, and ensure that executive compensation is meaningfully related to the creation of stockholder value. The company does not use a company performance measure or TSR or net (loss) income to determine executive compensation opportunities or outcomes. As a result, while the company is required to include TSR and net (loss) income as a comparison in our Pay Versus Performance table and the graph below, we would not necessarily

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expect to see alignment between our CAP and these measures.
The chart below reflects the relationship between CAP to the PEO, the average CAP to the Non-PEO NEOs, and TSR for the fiscal years ended December 31, 2025, 2024, 2023, 2022 and 2021.

CAP and TSR
300
200
100
—
TSR
600
300
—
(300)
CAP
($ in millions)
2021
2022
2023
2024
2025
Year Ended December 31,
Wayfair Inc.
S&P Retail Select Industry Index
Compensation Actually Paid to PEO
Compensation Actually Paid to Non-PEO NEOs

The chart below reflects the relationship between CAP to the PEO, the average CAP to the Non-PEO NEOs, and our net (loss) income for the fiscal years ended December 31, 2025, 2024, 2023, 2022 and 2021.

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CAP and Net (Loss) Income
Net (Loss) Income
($ in millions)
—
(400)
(800)
(1,200)
(1,600)
CAP
($ in millions)
400
200
—
(200)
(400)
2021
2022
2023
2024
2025
Net (Loss) Income
Compensation Actually Paid to PEO
Compensation Actually Paid to Non-PEO NEOs

The chart below reflects the relationship between CAP to the PEO and the year-end value of the Company’s stock, which is shown as the closing price as of the last trading day for the applicable year.

CAP and Stock Price
Stock Price
CAP ($ in millions)
200
150
100
50
0
400
300
200
100
—
2021
2022
2023
2024
2025
Stock Price (W)
Compensation Actually Paid to PEO

Compensation Risk
Our compensation philosophy, as detailed in the foregoing CD&A, is weighted towards providing equity awards, and we believe the equity component of our compensation program assists in protecting against excessive or unnecessary risk-taking by providing our executive officers and other employees with a strong link to our long-term performance, creating an ownership culture and helping to align the interests of our executives, our employees

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and our stockholders. As a result, we do not believe that the risks that may arise from our compensation programs are reasonably likely to have a material adverse effect on us.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of March 23, 2026 (the Record Date), for:
•each of our named executive officers;
•each of our directors;
•all of our directors and executive officers as a group; and
•each holder of more than 5% of our Class A common stock or Class B common stock.
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock issuable under options or warrants that are exercisable within sixty (60) days after March 23, 2026 and shares of RSUs or PSUs issuable within sixty (60) days after March 23, 2026 upon vesting are deemed beneficially owned, and such shares are used in computing the percentage ownership of the person holding the options, warrants, RSUs or PSUs, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.
Our calculation of the percentage of beneficial ownership is based on 108,777,315 shares of our Class A common stock and 21,978,209 shares of our Class B common stock outstanding as of March 23, 2026. This table is based upon information supplied by our directors, executive officers and holders of more than 5% of our Class A common stock or Class B common stock and information contained in Schedules 13D and 13G filed with the SEC as of the Record Date. Unless otherwise indicated, the address of all listed stockholders is c/o Wayfair Inc., 4 Copley Place, Boston, MA 02116.

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Shares beneficially owned
	Class A		Class B		% Total Voting Power**
Name and address of beneficial owner	Shares	%	Shares	%
Greater than 5% Beneficial Owners:
Capital World Investors (1)	13,374,574	12.30%	—	—%	4.07%
Sarah Conine (2)	100	*	1,843,144	8.39%	5.61%
FMR LLC (3)	13,945,936	12.82%	—	—%	4.24%
Nikunj Shah (4)	—	*	1,843,112	8.39%	5.61%
The Vanguard Group (5)	8,103,947	7.45%	—	—%	2.47%
Named Executive Officers:
Niraj Shah (6)	602,976	*	10,977,608	49.95%	33.59%
Jon Blotner (7)	125,164	*	—	—%	*
Kate Gulliver (8)	168,279	*	—	—%	*
Fiona Tan (9)	234,791	*	—	—%	*
Employee Directors:
Steven Conine (10)	603,941	*	10,976,448	49.94%	33.59%
Non-Employee Directors:
Diana Frost (11)	5,922	*	—	—%	*
Andrea Jung (12)	19,640	*	—	—%	*
Michael Kumin (13)	321,371	*	—	—%	*
Jeffrey Naylor (14)	30,670	*	—	—%	*
Harry A. Lawton III (15)	1,130	*	—	—%	*
Michael E. Sneed (16)	23,412	*	—	—%	*
Jeremy King (17)	16,748	*	—	—%	*
All current executive officers and directors as a group (12 persons) (18)	2,154,044	1.98%	21,954,056	99.89%	67.46%
*     Represents beneficial ownership of less than 1% of the applicable class of our outstanding capital stock.
**     Represents the total voting power with respect to the beneficial ownership of all outstanding shares of our Class A common stock and Class B common stock, voting together as a single class. Each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share.
(1)This information is based solely on information reported on Amendment No. 4 to Schedule 13G filed on November 13, 2025 with the SEC on behalf of Capital World Investors. Capital World Investors reported sole voting power with respect to 13,368,369 shares of Class A common stock and sole dispositive power with respect to 13,374,574 shares of Class A common stock. The business address is 333 South Hope Street, 55th Floor, Los Angeles, California 90071.
(2)Consists of (a) 21,399 shares of Class B common stock held by the Steven K. Conine 2007 Irrevocable Trust, (b) 100 shares of Class A common stock held by the Steven K. Conine Non Exempt Irrevocable Trust; and (c) 1,821,745 shares of Class B common stock held by the Steven K. Conine Non Exempt Irrevocable Trust. The trustee of the Steven K. Conine 2007 Irrevocable Trust and the Steven K. Conine 2007 Non Exempt Irrevocable Trust is Sarah Conine, and she exercises voting and investment power over the shares held of record by the trusts.
(3)This information is based solely on information reported on Amendment No. 12 to Schedule 13G filed on February 9, 2024, with the SEC on behalf of FMR LLC. FMR LLC reported sole voting power with respect to 13,945,936 shares of Class A common stock and sole dispositive power with respect to 13,945,936 shares of Class A common stock. According to the report, Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B

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shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. The business address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(4)Consists of (a) 21,691 shares of Class B common stock held by the Niraj Shah 2007 Irrevocable Trust and (b) 1,821,421 shares of Class B common stock held by the Niraj Shah 2007 Non Exempt Irrevocable Trust. The trustee of the Niraj Shah 2007 Irrevocable Trust and the Niraj Shah 2007 Non Exempt Irrevocable Trust is Nikunj Shah, and he exercises voting and investment power over the shares held of record by the trusts.
(5)This information is based solely on information reported on Amendment No. 7 to Schedule 13G filed on February 13, 2024, with the SEC on behalf of The Vanguard Group. The Vanguard Group reported shared voting power with respect to 35,885 shares of Class A common stock, sole dispositive power with respect to 7,977,722 shares of Class A common stock and shared dispositive power with respect to 126,225 shares of Class A common stock. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(6)Consists of (a) 61,319 shares of Class A common stock, (b) 9,134,496 shares of Class B common stock held by Mr. Shah, (c) the shares described in footnote 4 above, which are held by entities affiliated with Mr. Shah, (d) 518,800 shares of Class A common stock held by the Shah Charitable Foundation, of which Mr. Shah’s spouse is President and (e) 22,857 shares of Class A common stock held by SK Ventures LLC, of which Mr. Shah is a member. The trustee of the trusts described in footnote 4 above is Nikunj Shah, and he exercises voting and investment power over the shares held of record by the trusts. The 5,000,000 PSUs underlying the CEO PSU Award, which was approved by the Board for issuance under the 2023 Plan in September 2025, are not included in this table because the award is subject to and contingent upon stockholder approval of Proposal No. 4.
(7)Consists of (a) 106,107 shares of Class A common stock and (b) RSUs that will convert into 19,057 shares of Class A common stock within 60 days of March 23, 2026.
(8)Consists of (a) 149,238 shares of Class A common stock and (b) RSUs that will convert into 19,041 shares of Class A common stock within 60 days of March 23, 2026.
(9)Consists of (a) 211,698 shares of Class A common stock held indirectly by Ms. Tan via a revocable trust of which Ms. Tan is the trustee and (b) RSUs that will convert into 23,093 shares of Class A common stock within 60 days of March 23, 2026.
(10)Consists of (a) 61,154 shares of Class A common stock, (b) 9,133,304 shares of Class B common stock held by Mr. Conine, (c) the shares described in footnote 2 above, which are held by entities affiliated with Mr. Conine, (d) 519,830 shares of Class A common stock held by the Conine Family Foundation, of which Mr. Conine’s spouse is President and (e) 22,857 shares of Class A common stock held by SK Ventures LLC, of which Mr. Conine is a member. The trustee of the trusts described in footnote 2 above is Sarah Conine, and she exercises voting and investment power over the shares held of record by the trusts.
(11)Consists of (a) 5,128 shares of Class A common stock and (b) RSUs that will convert into 794 shares of Class A common stock within 60 days of March 23, 2026.
(12)Consists of (a) 3,143 shares of Class A common stock held directly by Ms. Jung, (b) 15,703 shares of Class A common stock held indirectly by Ms. Jung via a revocable trust which Ms. Jung is the trustee and (c) RSUs that will convert into 794 shares of Class A common stock within 60 days of March 23, 2026.
(13)Consists of (a) 316,577 shares of Class A common stock held directly by Mr. Kumin, including 160 shares held in a separately managed account for the benefit of Mr. Kumin, (b) RSUs that will convert into 794 shares of Class A common stock within 60 days of March 23, 2026, and (c) 4,000 shares of Class A common stock held indirectly by Mr. Kumin via a retirement trust.
(14)Consists of (a) 29,876 shares of Class A common stock and (b) RSUs that will convert into 794 shares of Class A common stock within 60 days of March 23, 2026.

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(15)Consists of (a) 565 shares of Class A common stock and (b) RSUs that will convert into 565 shares of Class A common stock within 60 days of March 23, 2026.
(16)Consists of (a) 22,847 shares of Class A common stock and (b) RSUs that will convert into 565 shares of Class A common stock within 60 days of March 23, 2026.
(17)Consists of (a) 15,954 shares of Class A common stock and (b) RSUs that will convert into 794 shares of Class A common stock within 60 days of March 23, 2026.
(18)Consists of (a) 2,087,753 shares of Class A common stock, (b) 21,954,056 shares of Class B common stock and (c) RSUs that will convert into 66,291 shares of Class A common stock within 60 days of March 23, 2026.

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DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the company’s directors and executive officers, and persons who own more than 10% of a registered class of the company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the company. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the company with copies of all Section 16(a) forms they file.
To the company’s knowledge, based solely on a review of the copies of such reports furnished to the company and written representations that no other reports were required, during the fiscal year ended December 31, 2025, all our officers, directors and greater than 10% stockholders complied with filing requirements under Section 16(a) of the Exchange Act, with the exception of a late Form 4 filed by the company on behalf of Michael Kumin on September 4, 2025 related to a transaction that was executed, without the prior knowledge or specific direction of Mr. Kumin, in a separately managed account. Mr. Kumin was not immediately made aware of the transaction but reported it promptly after learning of the transaction.

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ADDITIONAL INFORMATION
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Notice or proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Brokers, banks or other nominees with account holders who are Wayfair stockholders may be “householding” our proxy materials. A single Notice or proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker, bank or other nominee that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker, bank or other nominee or the company that you no longer wish to participate in “householding.”
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, bank or other nominee, (2) direct your written request to: Wayfair Inc., 4 Copley Place, Boston, MA 02116, Attention: Secretary, or (3) contact our Investor Relations department by email at IR@wayfair.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker. In addition, the company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Other Matters
As of the date of this proxy statement, the Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
Annual Reports
The 2025 Annual Report to Stockholders is available at the Investor Relations section of our website, located at investor.wayfair.com. Requests for copies of our 2025 Annual Report to Stockholders may also be directed to the Secretary, Wayfair Inc., 4 Copley Place, Boston, MA 02116.
We have filed our 2025 Form 10-K with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Upon written request by a Wayfair stockholder, we will mail without charge a copy of our 2025 Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the 2025 Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Wayfair Inc., 4 Copley Place, Boston, MA 02116.

By Order of the Board of Directors,

Enrique Colbert General Counsel and Secretary
March 31, 2026

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Exhibit A
Amendment No. 1 to the Wayfair Inc. 2023 Incentive Award Plan
The first sentence of Section 3.1(a) of the Wayfair Inc. 2023 Incentive Award Plan (the “Plan”) is hereby deleted in its entirety and the following is inserted in lieu thereof:

“(a) Share Reserve. Subject to Section 11.2, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is the sum of: (i) 35,000,000 Shares, (ii) the number of Shares which as of the Effective Date are available for grant under the Prior Plan, and (iii) any Shares which are subject to Prior Plan Awards and which, on or after the Effective Date, become available for issuance under this Plan pursuant to Section 3.1(b); provided, however, no more than 35,000,000 Shares may be issued upon the exercise of Incentive Stock Options.”

Except as expressly amended herein, the Plan and all of the provisions contained therein shall remain in full force and effect.

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WAYFAIR INC.
4 COPLEY PLACE
BOSTON, MA 02116

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the Meeting via live audio webcast on the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PROXYVOTE APP
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V89704-P41829

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WAYFAIR INC.

The Board of Directors recommends you vote FOR the following proposal:

1. Election of Nine Directors

Nominees:	For	Abstain
1a. Niraj Shah	☐	☐
1b. Steven Conine	☐	☐
1c. Diana Frost	☐	☐
1d. Andrea Jung	☐	☐
1e. Jeremy King	☐	☐
1f. Michael Kumin	☐	☐
1g. Harry A. Lawton III	☐	☐
1h. Jeffrey Naylor	☐	☐
1i. Michael E. Sneed	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	For	Against	Abstain
2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2026.	☐	☐	☐
3. A non-binding advisory resolution to approve executive compensation.	☐	☐	☐
4. To approve Amendment No. 1 to the Wayfair Inc. 2023 Incentive Award Plan.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date